UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
FARMER BROS. CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

14501 N Fwy
Fort Worth, Texas 76177
December 23, 2024
Dear Fellow Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co. (the “Company”), which will be held on Tuesday, February 4, 2025, at 2:00 p.m., Central Standard Time.
Like prior years, our Annual Meeting will be held in a virtual meeting format only with no physical location. The Annual Meeting will be accessible via a live webcast. You can view additional information regarding the Annual Meeting and may vote by visiting www.proxyvote.com and entering the control number that can be found on your proxy card or voting instruction form.
The formal Notice of Annual Meeting of Stockholders (“Notice”) and Proxy Statement (“Proxy”), which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the Annual Meeting. Participants in the Farmer Bros. Co. 401(k) Plan should follow the instructions provided by the 401(k) trustee, Principal Financial Group.
We have several significant proposals this year, including the election of the Board’s director nominees. The Board is pleased to nominate Shaun Mara, John E. Moore III, David A. Pace, Terence C. O’Brien, Bradley L. Radoff and Waheed Zaman for election as directors. Current director Stacy Loretz-Congdon is not standing for re-election. We believe our six director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to guide the Company for the benefit of all of the Company’s stockholders.
It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice and Proxy, please vote as described in the Proxy as soon as possible. Your cooperation is greatly appreciated.
Sincerely yours,

John E. Moore III	David A. Pace
President and Chief Executive Officer	Chairman of the Board of Directors
*********************
If you have any questions or require assistance with respect to voting your shares, please contact Morrow Sodali, the Company’s proxy solicitor, at the contact listed below:
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com
Farmer Bros. Co. • 14501 N Fwy, Fort Worth, Texas 76177 • (682) 549-6600
www.farmerbros.com

FARMER BROS. CO.
14501 N Fwy
Fort Worth, Texas 76177
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 4, 2025
TO THE STOCKHOLDERS OF FARMER BROS. CO.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held on February 4, 2025, at 2:00 p.m., Central Time, for the following purposes:
1.
To elect six directors to the Board of Directors (the “Board”) of the Company for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

2.
To ratify the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025;

3.
To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers;

4.
To hold an advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s Named Executive Officers; and

5.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends: a vote “FOR” each of the six nominees for director named in Proposal No. 1 in the accompanying Proxy Statement, a vote “FOR” Proposal Nos. 2 and 3, and a vote of “ONE YEAR” for Proposal No. 4.
We are mailing a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to many of our stockholders instead of paper copies of our proxy materials. The Notice of Internet Availability contains instructions on how to access those documents over the Internet and how stockholders can receive a paper copy of our proxy materials.
*********************
The Board has fixed the close of business on December 19, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.
If you are a participant in the Farmer Bros. Co. 401(k) Plan (the “401(k)”), you should follow the instructions provided by the 401(k) trustee, Principal Financial Group (the “401(k) Trustee”), with respect to having the shares owned by you in the 401(k) voted at the Annual Meeting. If you are a 401(k) participant, although you may attend the Annual Meeting, you will not be able to cast a vote at the Annual Meeting with respect to any shares you hold through the 401(k).
Your vote is very important. Please submit your proxy even if you plan to attend the Annual Meeting, which is being held in a virtual format via a live webcast. You can view additional information regarding the Annual Meeting and may vote at www.proxyvote.com. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on your proxy card, notice or voting instruction form.
By Order of the Board of Directors
Jared G. Vitemb
Vice President, General Counsel, Chief Compliance Officer and Secretary
Fort Worth, Texas
December 23, 2024

INFORMATION CONCERNING VOTING AND SOLICITATION	1
CORPORATE GOVERNANCE	8
PROPOSAL NO. 1 ELECTION OF DIRECTORS	14
DIRECTOR COMPENSATION	18
EXECUTIVE OFFICERS	20
COMPENSATION DISCUSSION AND ANALYSIS	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	49
PROPOSAL NO. 4 ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	50
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	51
AUDIT MATTERS	53
OTHER MATTERS	55

i

FARMER BROS. CO.
14501 N Fwy
Fort Worth, Texas 76177
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION
What are the date, time and place of the Annual Meeting?
This Proxy Statement on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), is being made available to you in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, February 4, 2025, at 2:00 p.m., Central Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and to transact such other business as may properly come before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We began mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to each stockholder entitled to vote at the Annual Meeting on or about December 23, 2024.
Like prior years, our Annual Meeting will be held in a virtual meeting format only with no physical location. The Annual Meeting will be accessible live via the internet by logging in pursuant to the instructions provided in the Notice. If you plan to attend the Annual Meeting virtually, you should review the details below under the section captioned “Who can attend the Annual Meeting?”
Stockholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
Why am I being asked to review proxy materials online?
We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our Annual Meeting. The Notice instructs you on how to access and review the Proxy Statement and our annual report. The Notice also instructs you on how you may authorize a proxy to vote your shares over the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials online. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.
Who can attend the Annual Meeting?
Admission to the Annual Meeting website is limited to stockholders and their duly-appointed proxy holders as of the close of business on December 19, 2024, the record date for the Annual Meeting (the “Record Date”), with proof of ownership of the Company’s common stock, par value $1.00 per share (“Common Stock”). If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Common Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting website. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. If you are a participant in the 401(k), you may attend the Annual Meeting if you can provide proof that you are a 401(k) participant. Each 401(k) participant has the right to direct the 401(k) Trustee on how to vote the shares of Common Stock held in his or her account under the 401(k), but participants will not be able to cast a vote at the meeting with respect to any shares they hold through the 401(k).

Who can vote at the Annual Meeting?
You are entitled to notice of and to vote at the Annual Meeting any shares of Common Stock of which you are the holder of record as of the close of business on the Record Date. Your shares may be voted at the Annual Meeting only if you are present virtually or your shares are represented by a valid proxy.
What am I voting on?
You will be entitled to vote on the following proposals at the Annual Meeting:
Proposal No. 1: The election of six directors to serve on our Board for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and until their successors are elected and duly qualified;
Proposal No. 2: The ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2025;
Proposal No. 3: The approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s Named Executive Officers; and
Proposal No. 4: The approval, on an advisory (non-binding) basis, of the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s Named Executive Officers.
How does the Board recommend that I vote?
The Board recommends that you vote:
“FOR” the election of each of the six nominees named herein to serve on our Board as directors for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2025;
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers; and
“ONE YEAR” in an advisory (non-binding vote), for the frequency of conducting future stockholder advisory votes to approve the compensation paid to our named executive officers.
Inspection of Stockholder List
A list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting. We ask that stockholders wishing to inspect the list of registered stockholders send an e-mail to legaldepartment@farmerbros.com. Please include (1) your name and (2) if you hold your shares through a broker, bank or other intermediary, an image of your stock ownership statement. Upon verification of your status as a stockholder, you will be provided access to view and inspect the list of registered stockholders as of the Record Date.
How many shares are outstanding and how many shares are needed for a quorum?
At the close of business on the Record Date, 21,351,396 shares of Common Stock entitled to 21,351,396 votes were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of securities outstanding.
A majority of the issued and outstanding shares of Common Stock present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, which quorum is required to hold the Annual Meeting and conduct business. If you are a record holder of shares of Common Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on such matters. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock represented and entitled to vote at the Annual Meeting.
What is the difference between a record holder and a beneficial owner?
If at the close of business on the Record Date your shares were registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you hold your shares in “street name,” please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.
How can I vote my shares?
You may vote your shares at the Annual Meeting using one of the following methods (please also see the information provided above concerning the difference between holding shares as a record holder and holding shares beneficially through a bank, broker or other nominee-beneficial holders should follow the voting instructions provided by such bank, broker or other nominee):
By mail.   If you received printed proxy materials, you may vote your shares by completing, signing and mailing the enclosed proxy card (or voting instruction form in the case of beneficial holders).
Over the Internet.   You may vote over the Internet by following the instructions included on the Notice or proxy card (or voting instruction form in the case of beneficial holders).
By telephone.   You may vote by telephone by calling a toll-free telephone number listed on the Notice or proxy card (or voting instruction form in the case of beneficial holders) and following the recorded instructions.
At the Annual Meeting.   If you are a registered stockholder as of the Record Date, you may vote your shares during the Annual Meeting by using electronic voting options included as part of the live webcast. Registered stockholders may vote electronically during the Annual Meeting by visiting www.proxyvote.com, entering the control number found in your Notice, and following the on-screen instructions. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to electronically vote those shares at the Annual Meeting. If you are a record holder, you are encouraged to vote by mail, Internet or telephone whether or not you plan to attend the Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.
A control number, located on the instructions included with the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the proxy card.
As noted above, if you hold shares beneficially in street name through a bank, broker or other nominee, you may vote your shares by following the voting instructions provided by your bank, broker or other nominee. Telephone and Internet voting may be also available — please refer to the voting instruction form provided by your bank, broker or other nominee for more information.

If you have any questions or require assistance in submitting a proxy for your shares, please call the Company’s proxy solicitor, Morrow Sodali, toll free at (800) 662-5200 (within the U.S.).
How do I vote if I am a 401(k) participant?
Each 401(k) participant has the right to direct the 401(k) Trustee on how to vote the shares of Common Stock held in his or her 401(k) account. The 401(k) Trustee will vote all of the shares for which no voting directions are timely received by the 401(k) Trustee, in its independent fiduciary discretion. If you are a 401(k) participant and want to revoke any prior voting instructions you provided to the 401(k) Trustee in respect of the Annual Meeting, you must contact the 401(k) Trustee.
If you are a participant in the 401(k), although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the meeting with respect to any shares you hold through the 401(k).
What if I have trouble accessing the Annual Meeting?
The Annual Meeting platform is fully supported across browsers (e.g., MS Edge, Firefox, Chrome, and Safari) and devices (including computers, tablets, and cellphones) running the most updated version of applicable software and plugins. Please note that Internet Explorer is not currently supported. Participants in the Annual Meeting should ensure that they have a reliable Internet connection whenever they intend to participate in the Annual Meeting. Participants in the Annual Meeting should allow time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. We encourage you to access the Annual Meeting prior to the start time. A link on the Annual Meeting page will provide further assistance should you need it.
The Annual Meeting will begin promptly at 2:00 p.m., Central Standard Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check-in process. If you have difficulty accessing the Annual Meeting, or if any technical difficulties arise during the Annual Meeting, please call the number included in the email you will receive one hour prior to the start of the Annual Meeting with your login information. On February 4, 2025, there will be technicians available to assist you beginning at 1:30 p.m., Central Standard Time, with any difficulties.
In the event technical issues or other events delay or disrupt our ability to convene the Annual Meeting for longer than 30 minutes, we will make an announcement on our website at www.farmerbros.com regarding a date and/or time for reconvening the Annual Meeting. In the event of disorder, technical malfunction or other significant problem that disrupts the Annual Meeting, the chair of the Annual Meeting may adjourn, recess, or expedite the Annual Meeting, or take such other action as the chair determines is appropriate in light of the circumstances.
How will votes be tabulated?
All votes will be tabulated by the inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.
What is a “broker non-vote”?
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on any non-routine proposal. Brokers generally have discretionary authority to vote on the ratification of the selection of Grant Thornton as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on any of our other proposals, because they are considered non-routine matters. Consequently, without your voting instructions, the bank, broker or other nominee that holds your shares cannot vote your share on these proposals.
What vote is required to approve each proposal?
Election of Directors.   Directors are elected by a plurality of the votes of the shares of Common Stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.
This means that the six individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes will also not affect the outcome of the election of directors.
Ratification of Accountants.   The ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2025 requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
Advisory (Non-Binding) Vote to Approve the Compensation Paid to our Named Executive Officers.   The advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.
Advisory (Non-Binding) Vote to Approve the Frequency of Future Stockholder Advisory Votes to Approve the Compensation Paid to our Named Executive Officers.   The advisory (non-binding) vote to approve the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. If none of the frequency alternatives (one year, two years or three years) receives the vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on the matter, we will consider the highest number of votes cast by stockholders to be the frequency that has been selected by our stockholders. Abstentions will have no effect on the proposal. Broker non-votes will not affect the outcome of the proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
What do I do if I receive more than one proxy card or voting instruction form?
If you receive more than one proxy card or voting instruction form from your bank, broker or other nominee, it means you hold shares that are registered in more than one name or account. To ensure that all of your shares are voted, sign, date and return each proxy card or voting instruction form. To vote by telephone or over the Internet, follow the instructions for voting over the Internet or by telephone provided on the proxy card or provided on the voting instruction form provided by your bank, broker or other nominee.
How will my shares be voted if I sign, date and return the proxy card but do not specify how I want my shares to be voted?
As a stockholder of record, if you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the proxy card as follows:
“FOR” the election of each of the six Board nominees named herein to serve on our Board as directors for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2025;
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers; and
“ONE YEAR” in an advisory (non-binding vote), for the frequency of conducting future stockholder advisory votes to approve the compensation paid to our named executive officers
In their discretion, the proxy holders named in the proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof.
The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.
How can I revoke a proxy?
If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Annual Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 14501 N Fwy, Fort Worth, Texas 76177, a written notice of revocation or a duly executed proxy bearing a later date, by attending the Annual Meeting and voting, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. Please note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting a new voting instruction form to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). 401(k) participants must contact the 401(k) Trustee directly to revoke any prior voting instructions.
When will the voting results be announced?
The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.
Are there interests of certain persons in matters to be acted upon?
Except as provided below, no director or executive officer of the Company who has served at any time since the beginning of the year ended June 30, 2024 (“fiscal 2024”), and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than Proposal No. 1 — Election of Directors.
Who will solicit proxies on behalf of the Board?
The Company has retained Morrow Sodali, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Proxies may also be solicited on behalf of the Board, without additional compensation, by the Company’s directors, director nominees and certain executive officers and other employees of the Company. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Morrow Sodali. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.
Who is paying for the cost of this proxy solicitation?
The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. The Company has agreed to pay Morrow Sodali a fee of $14,000 plus associated disbursements and other variable costs. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain customary claims, liabilities, losses, damages and expenses. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, the 401(k) Trustee, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2024 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “2024 Form 10-K”), to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.
Who can answer my questions?
Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please follow the instructions set forth in the proxy card or voting instruction form to vote by mail, Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, the firm assisting us in the solicitation of proxies, whose contact information is as follows:
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com
How can I obtain additional copies of these materials or copies of other documents?
Complete copies of this Proxy Statement and the 2024 Annual Report, which includes our Annual Report on Form 10-K for fiscal 2024, and instructions on attending the Annual Meeting are also available at www.proxyvote.com. You may also contact Morrow Sodali for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

CORPORATE GOVERNANCE
Board Meeting and Attendance
The Board held 14 meetings during fiscal 2024, including four regular meetings and ten special meetings. During fiscal 2024, each director attended at least 75% of the total number of meetings of the Board (held during the period for which he or she served as a director) and committees of the Board on which he or she served (during the periods that he or she served). The independent directors generally meet in executive session in connection with each regularly scheduled Board meeting. Under the Company’s Corporate Governance Guidelines, continuing directors are expected to attend the Company’s annual meeting of stockholders absent a valid reason. Five of seven directors who were then serving were present at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”).
Charters; Code of Conduct and Ethics; Corporate Governance Guidelines
The Board maintains charters for its committees, including the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee. In addition, the Board has adopted a written Code of Conduct and Ethics for all employees, officers and directors. The Board maintains Corporate Governance Guidelines as a framework to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Current standing committee charters, the Code of Conduct and Ethics and the Corporate Governance Guidelines are available on the Company’s website at www.farmerbros.com. Information contained on the website is neither incorporated by reference herein, nor considered a part of, this Proxy Statement.
Board Committees
The Board of Directors has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Summary information about each of these committees is set forth below.
Additionally, from time to time, the Board has established ad hoc or other committees, on an interim basis, to assist the Board with its consideration of specific matters, and it expects to continue to do so as it may determine to be prudent and advisable in the future. In December 2021, the Board established an ad hoc Technology Committee for the purpose of assisting with the review of the technological and cybersecurity needs of the Company. Further, in February 2023, the Board established the Strategy and Capital Allocation Committee to review, evaluate and make recommendations to the Board regarding strategic and financial initiatives and opportunities available to the Company, with the goal of strengthening the Company’s financial position and maximizing value provided to shareholders. Both of these committees were dissolved following the 2024 Annual Meeting.
Audit Committee
The Audit Committee is a standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s principal purposes are to oversee, on behalf of the Board, the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements. As described in its charter, which is available on the Company’s website under Corporate Governance — Committee Charters, the Audit Committee’s responsibilities include assisting the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor and internal audit function; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures, internal control over financial reporting that management has established, and compliance with ethical standards adopted by the Company; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management. The Audit Committee is directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to the Audit Committee.

During fiscal 2024, the Audit Committee held four regular meetings and no special meeting. Stacy Loretz-Congdon currently serves as Chair, and Bradley L. Radoff and Waheed Zaman currently serve as members of the Audit Committee. All directors who currently serve on the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that all members of the Audit Committee are independent under Rule 5605 of the Nasdaq Stock Market, Inc. Marketplace Rules (“Nasdaq Listing Rules”), and the rules of the SEC regarding audit committee membership. The Board has determined that Ms. Loretz-Congdon and Mr. Radoff are “audit committee financial experts” as defined in Item 407(d) of Regulation S-K under the Exchange Act.
Compensation Committee
The Compensation Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Investors — Corporate Governance, the Compensation Committee’s principal purposes are to discharge the Board’s responsibilities related to compensation of the Company’s executive officers and administer the Company’s incentive and equity compensation plans. The Compensation Committee’s objectives and philosophy with respect to the fiscal 2024 executive compensation program, and the actions taken by the Compensation Committee in fiscal 2024 with respect to the compensation of our Named Executive Officers, are described below under the heading “Compensation Discussion and Analysis.”
The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.
During fiscal 2024, the Compensation Committee held five regular meetings and one special meeting. David A. Pace currently serves as Chair, and Terence O’Brien and Waheed Zaman currently serve as members of the Compensation Committee. The Board has determined that all current Compensation Committee members are independent under the Nasdaq Listing Rules.
Compensation Committee Interlocks and Insider Participation
Messrs. Pace, O’Brien and Zaman were members of the Compensation Committee during fiscal 2024. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. During fiscal 2024, none of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that has one or more of its executive officers serving as a director of the Company or a member of the Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Investors — Corporate Governance, the Nominating and Corporate Governance Committee’s principal purposes are (i) monitoring the Company’s corporate governance structure; (ii) assisting the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance; (iii) ensuring that the Board is appropriately constituted in order to meet its fiduciary obligations, including by identifying individuals qualified to become Board members and members of Board committees, recommending to the Board director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board, and recommending to the Board membership on Board committees (including committee chairs); (iv) leading the Board in its annual review of the Board’s performance; (v) conducting the annual performance review of the Chief Executive Officer and communicating the results to the Board; and (vi) overseeing succession planning for senior management.
During fiscal 2024, the Nominating and Corporate Governance Committee held four regular meetings and one special meeting. Mr. Radoff currently serves as Chair, and David A. Pace and Stacy Loretz-Congdon currently serve as members of the Nominating and Corporate Governance Committee. The Board has determined that all current Nominating and Corporate Governance Committee members are independent under the Nasdaq Listing Rules.

Other Committees
In December 2021, the Board established the Technology Committee for the purpose of assisting with the review of the technological and cybersecurity needs of the Company. The Technology Committee met two times in fiscal 2024 and was dissolved following the 2024 Annual Meeting. The full Board absorbed the Technology Committee’s responsibilities but appointed Waheed Zaman, the former Chair of the Technology Committee, as the Board’s Technology Liaison to ensure that the Board remained well informed of the Company’s cybersecurity risks, among other items.
In February 2023, the Board established the Strategy and Capital Allocation Committee to review, evaluate and make recommendations to the Board regarding strategic and financial initiatives and opportunities available to the Company, with the goal of strengthening the Company’s financial position and maximizing value provided to shareholders. The Strategy and Capital Allocation Committee met zero times in fiscal 2024 and was dissolved following the 2024 Annual Meeting.
Board Diversity
The below Board Diversity Matrix reports self-identified diversity statistics for the Board of Directors.
Board Diversity Matrix
	As of October 1, 2023				As of December 23, 2024
Total Number of Directors	7				6
Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender
Directors	2	5	0	0	1	5	0	0
Part II: Demographic Background
African American or Black	0	1	0	0	0	0	0	0
Alaskan Native or Native American	0	0	0	0	0	0	0	0
Asian or South Asian	0	1	0	0	0	1	0	0
Hispanic or Latinx	0	0	0	0	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0	0	0	0	0
White	2	3	0	0	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0	0	0	0	0
LGBTQ+	0	0	0	0	0	0	0	0
Military Veterans	0	0	0	0	0	0	0	0
Directors with disabilities	0	0	0	0	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0	0	0	0	0
Board Leadership Structure
Under our Amended and Restated Bylaws (the “Bylaws”), the Board, in its discretion, may choose a Chairman of the Board. If there is a Chairman of the Board, such person may exercise such powers as provided in the Bylaws or assigned by the Board. Alfred Poe was appointed as Chairman of the Board in June 2023, and served as Chairman of the Board until October 11, 2023, at which time Mr. Pace assumed the role on an interim basis. Mr. Pace’s appointment as Chairman became effective on a permanent basis on March 4, 2024, and he continues to serve as the Chairman of the Board as of the date of the annual report.
Notwithstanding the current separation of Chairman of the Board and Chief Executive Officer, our Chairman of the Board is generally responsible for soliciting and collecting agenda items from other members of the Board and the Chief Executive Officer, and the Chief Executive Officer is generally responsible for leading discussions during Board meetings. This structure allows for effective and efficient Board meetings and information flow on important matters affecting the Company. As required under the Nasdaq Listing Rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board has determined that, other than Mr. Moore, all members of the Board are independent and each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board are composed solely of independent directors. Due to the separation of the roles of Chairman of the Board and Chief Executive Officer, the Board believes that non-employee director and executive sessions of the Board, which are attended solely by non-employee directors or independent directors, as applicable, result in an open and free flow of discussion of any and all matters that any director may believe relevant to the Company and/or its management.
Although the roles of Chairman and Chief Executive Officer are currently filled by different individuals, no single leadership model is right for all companies at all times, and the Company has no bylaw or policy in place that mandates this leadership structure. The Nominating and Corporate Governance Committee will evaluate and recommend to the Board any changes in the Board’s leadership structure.
Board’s Role in Risk Oversight
The Board recognizes that although management is responsible for identifying risk and risk controls related to business activities and developing programs and recommendations to determine the sufficiency of risk identification and the appropriate manner in which to control risk, the Board plays a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting, and the Company’s major financial risk exposures, including commodity risk and risks relating to hedging programs. Regarding cybersecurity, the Board appointed Mr. Zaman as the Board’s Technology liaison as described above. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board considers reports from the Audit Committee and Compensation Committee which provide detail on risk management issues and management’s response. The Board, as a whole, examines specific business risks in its periodic reviews of the individual business units, and also of the Company as a whole as part of its regular reviews, including as part of the strategic planning process, annual budget review and approval, and data and cyber security review. Beyond formal meetings, the Board and its committees have regular access to senior executives, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes that its leadership structure promotes effective Board oversight of risk management because the Board directly, and through its various committees, is regularly provided by management with the information necessary to appropriately monitor, evaluate and assess the Company’s overall risk management, and all directors are involved in the risk oversight function.
Compensation-Related Risk
As part of its risk oversight role, our Compensation Committee annually considers whether our compensation policies and practices for all employees, including our executive officers, create risks that are reasonably likely to have a material adverse effect on our Company. In fiscal 2024, the Compensation Committee noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including, but not limited to, the following:
•
A good balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation.

•
Management incentive programs are based on multiple metrics.

•
The Compensation Committee is directly involved in setting short- and long-term incentive performance targets and payout intervals, assessing performance against targets, and reviewing/approving the performance goals for the CEO and other executives.

•
The Compensation Committee revises the short- and long-term incentive programs annually based on feedback received from shareholders in connection with the Company’s stockholder engagement campaigns, so as to ensure the Company’s compensation practices align with shareholder expectations.

•
Executive annual short-term incentive awards are generally capped at 200% of the target opportunity and the performance-based restricted stock units in the long-term incentive plan are capped at 225% of target opportunity.

•
Long-term equity awards are generally made on an annual basis which creates overlapping vesting periods and ensures that management remains exposed to the risks of their decision-making through their unvested equity-based awards for the period during which the business risks are likely to materialize.

•
Long-term compensation for senior executives is comprised of restricted stock units that vest ratably over three years and performance-based restricted stock units that are earned based on three-year performance goals. Company shares are inherently subject to the risks of the business, and the combination of options and performance-based restricted stock units ensure that management participates in these risks.

•
The number of performance-based restricted stock units ultimately earned by the Company’s executives and employees are determined at the end of a three-year performance period based on return on invested capital and total shareholder return (“TSR”) metrics that are tracked during the performance period.

•
The Company has significant share ownership requirements for executives and non-employee directors. Executive officers are required to hold share-based compensation awards until meeting their ownership requirements. Company shares held by management are inherently subject to the risks of the business.

•
Executive compensation is benchmarked annually relative to pay levels and practices at peer companies.

•
The Company has a clawback policy in place that provides for the mandatory recovery of both cash- and equity-based compensation paid on the basis of the achievement of financial performance measures in the event of an accounting restatement.

•
The Company prohibits employees and directors from hedging or pledging its securities.

•
The Compensation Committee is composed solely of independent directors and retains an independent compensation consultant to provide a balanced perspective on compensation programs and practices. The Compensation Committee approves all pay decisions for executive officers.

Stockholder Engagement
The Company has a history of actively engaging with our stockholders. We believe that strong corporate governance should include regular engagement with our stockholders. We have a long-standing, robust stockholder outreach program through which we solicit feedback on our corporate governance, executive compensation program, disclosure practices, and environmental and social impact programs and goals. Investor feedback is shared with our Board as received.
Insider Trading Policy (Including Anti-Hedging and Anti-Pledging Policies)
Our insider trading policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fourteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the business day following the date of the public release containing the Company’s quarterly (including annual) results of operations

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, certain of our officers, and persons who beneficially own more than 10% of the Company’s common stock, par value $1.00 per share (“Common Stock”), to file insider trading reports (Forms 3, 4 and 5) with the SEC relating to the number of shares of Common Stock that they own and any changes in their beneficial ownership. To our knowledge, based solely on our records and certain written representations received from our executive officers and directors, during the fiscal year ended June 30, 2024, all persons related to the Company that are required to file these insider trading reports have filed them in a timely manner, except for a Form 4 filed on October 19, 2023 for Deverl Maserang II, which was previously disclosed in the Company’s Form 10-K/A for fiscal 2023 filed with the SEC on October 27, 2023. Copies of the insider trading reports can be found on the Company’s website at www.farmerbros.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Shaun Mara, John E. Moore III, David A. Pace, Terence C. O’Brien, Bradley L. Radoff and Waheed Zaman (each a “Director Nominee” and, collectively, the “Director Nominees”) for election to the Board. Current director Stacy Loretz-Congdon is not standing for re-election. If elected at the Annual Meeting, each Director Nominee would serve until the 2026 Annual Meeting and until his or her successor is elected and duly qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
The authorized number of directors is set forth in the Company’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and shall consist of not less than five nor more than nine members, the exact number of which shall be fixed from time to time by resolution of the Board. Each director of the Company is to be elected annually and serve until his or her successor has been elected and qualified, or until his or her death, resignation, retirement, disqualification or removal from office. The authorized number of directors is currently six. Any vacancy on the Board that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Company may be removed from office at any time, with or without cause, in accordance with the DGCL.
Each of the Director Nominees, other than Shaun Mara, currently serves as a director of the Company, Mr. Pace serves as Chairman of the Board and the Chair of the Compensation Committee, and Mr. Radoff serves as Chair of the Nominating and Corporate Governance Committee. Each of the Director Nominees has agreed to be named in this Proxy Statement and to serve on our Board if elected. We have no reason to believe that any of the Director Nominees will be unable to serve on our Board if elected.
All of the present directors, except for Terence C. O’Brien, were elected to their current terms by the stockholders. There are no family relationships among any directors, Director Nominees or executive officers of the Company. Except as disclosed below, none of the directors or Director Nominees is a director of any other publicly held company. Except as otherwise disclosed in this proxy statement, there are no arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.
Vote Required
Each share of Common Stock is entitled to one vote for each of the six director seats to be filled at the Annual Meeting. Each stockholder will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the proxy to vote the proxies received by them “FOR” the election of the six Director Nominees named herein unless the proxies direct otherwise. If any of the Director Nominees should be unable to serve or, for good cause, will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.
Directors are elected by a plurality of the votes of the shares of Common Stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the six Director Nominees, your shares will not be voted with respect to those Director Nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
Nominees for Election as Directors
Set forth below is biographical information for each of the Board’s nominees for election as a director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.
Shaun Mara, age 60, has served as Chief Financial Officer of The Simply Good Foods Company (Nasdaq: SMPL) since October 2022. Mr. Mara previously served as Chief Financial Officer of Atkins Nutritionals, Inc. and The Simply Good Foods Company from 2014 to August 2017. Following the merger of Conyers Park Acquisition Corp. and Atkins Nutritionals, Inc. in June 2017, which resulted in the The Simply Good Foods Company, Mr. Mara pursued other opportunities before returning to The Simply Good Foods Company in June 2019 as a Senior Vice President of Strategy and Business Development. In this role, Mr. Mara led the strategic planning initiatives and integration team for the acquisition of Quest Nutrition by The Simply Good Foods Company, which closed in August 2019. Mr. Mara has also previously served in multiple other Chief Financial Officer roles, including service as Chief Financial Officer of Dean Foods, and has amassed significant financial and managerial expertise in connection with his over 20 years of additional service in senior financial positions, including positions with the William Wrigley Jr. Company, the Gillette Company and Staples, Inc. Mr. Mara began his career earning a CPA while working at KPMG Peat Marwick, and earned his undergraduate degree from Bentley University.
We believe Mr. Mara’s qualifications to serve on our Board include his prior experience serving in CFO and other leadership roles at both public and private companies, including companies in the food service and restaurant industry, and his prior experience leading strategic mergers and acquisitions.
John E. Moore III, age 54, has served on our Board since January 24, 2024 and was also appointed President and Chief Executive Officer of the Company, effective January 31, 2024. Mr. Moore has previously served as the Company’s interim Chief Executive Officer from October 2023 to January 2024, prior to which he initially joined the Company as Vice President, Head of Coffee in July 2023. Before joining the Company, Mr. Moore served as the chief executive officer for Vassilaros Coffee. Prior to Vassilaros, he was the New York senior trader and general manager at Volcafe Specialty Coffee, the chief executive officer and Managing Partner of FAL Coffee Inc. and the vice president of sales and marketing at Octavio Inc., dba Dallis Coffee. Mr. Moore has 30 years of experience in the coffee industry and has extensive experience in every stage of the coffee value chain, from farms and mills to barista and roasting working both in the United States and internationally. Mr. Moore has founded and led several businesses, including Jolly Roger Imports, ELIXIR Cocktail & Espresso Bar and the German expansion of New York Gourmet GmbH & Co. Mr. Moore is also a Certified Q grader and Cup of Excellence Head Judge. He received a Bachelor of Science degree from Earlham College.
We believe Mr. Moore’s qualifications to serve on our Board include his leadership as Chief Executive Officer and his 30 years of extensive and comprehensive experience in the coffee industry.
David A. Pace, age 65, has served on our Board since 2023 and has served as Chairman of our Board since October 11, 2023. Previously Mr. Pace served as Co-Chief Executive Officer of Tastemaker Acquisition Corp. (NASDAQ: TMKR), a special purpose acquisition company, where he also served as a director. Mr. Pace previously served as Chief Executive Officer and President of Jamba Inc. (formerly NASDAQ: JMBA), a leading restaurant retailer of better-for-you food and beverage offerings, from March 2016 to September 2018, where he also served as a director from 2012 until September 2018. Prior to that, Mr. Pace served in a variety of executive roles at Bloomin’ Brands, Inc. (NASDAQ: BLMN), one of the largest casual dining restaurant companies in the world, including most recently as President of Carrabba’s Italian Grill from 2014 to 2016 after previously serving as Executive Vice President and Chief Resource Officer from 2010 to 2014. Earlier in his career, Mr. Pace held various leadership roles at Starbucks Corporation (NASDAQ: SBUX), PepsiCo, Inc. (NASDAQ: PEP) and YUM! Brands, Inc. (NYSE: YUM). Mr. Pace currently serves as Chairman of the board of directors of Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB), a casual dining chain, after initially joining the board as a director in August 2019. Mr. Pace has also served as a director of Authentic Restaurant Brands, a restaurant portfolio company of Garnett Station Partners, since May 2022, and as a member of the Ownership Advisory Board for the NHL’s Dallas Stars since 2017. Mr. Pace earned his B.S. in Industrial and Labor Relations from Cornell University.
We believe Mr. Pace’s qualifications to serve on our Board include his experience as a former CEO and other leadership roles in the food service and restaurant industries and his experience on the board of directors of a public company.
Bradley L. Radoff, age 51, has served on our Board since 2022 and currently serves as a private investor. Mr. Radoff served as Principal of Fondren Management LP, a private investment management company, from 2005 to December 2021. Mr. Radoff previously served as a Portfolio Manager at Third Point LLC, a registered investment advisory firm, from 2006 to 2009. He also served as Managing Director of Lonestar Capital Management LLC, a registered investment advisory firm, from 2003 to 2004. Mr. Radoff also previously served as a director of Citadel Investment Group LLC, a global financial institution, from 2000 to 2003. Mr. Radoff has served as a director of Enzo Biochem, Inc. (NYSE: ENZ), an integrated diagnostics, clinical lab and life sciences company, since January 2022, where he also serves as Chair of the Audit Committee. Mr. Radoff has served as a director of Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company, since May 2021. Mr. Radoff previously served as a director of VAALCO Energy, Inc. (NYSE: EGY), a Texas-based independent energy company, from June 2020 to January 2022, Support.com, Inc. (formerly NASDAQ: SPRT), a leading provider of cloud-based software and services, from June 2016 until its merger in September 2021, and Pogo Producing Company (formerly NYSE: PPP), an oil and gas exploration, development and production company, from March 2007 until the completion of its sale to Plains Exploration & Production Company in November 2007. Mr. Radoff graduated summa cum laude with a B.S. in Economics from The Wharton School at the University of Pennsylvania.
We believe that Mr. Radoff’s qualifications to serve on our Board include his financial and investment expertise, together with his public company board experience.
Waheed Zaman, age 64, has served on our Board since September 2021. Since April 2017, Mr. Zaman has served the Chief Executive Officer of W&A Consulting, a consulting and advisory firm, where he advises senior executives on transformational change and consults with leaders and teams on personal success and leadership practices to ensure organizational effectiveness and strategy execution. Mr. Zaman’s prior experience includes his service in multiple roles with the Hershey Company, including his service as Senior Vice President, Chief Corporate Strategy and Administrative Officer and also as Chief Knowledge, Strategy and Technology Officer. While serving in such roles, Mr. Zaman was responsible for Hershey’s corporate strategy, knowledge and insights (including consumer, shopper, and category insights), information technology, and shared service functions. Prior to his service at the Hershey Company, Mr. Zaman served as Senior Vice President, Global Product Supply for Chiquita Brands International, reporting to the CEO. He was responsible for the largest integrated supply chain from farm to shelf in the Fresh Produce sector, with responsibility for banana production and sourcing in Central and Latin America, salads manufacturing in North America and logistics and shipping operations on the ground in North America and Europe. Prior to his service in a supply chain role, Mr. Zaman served as Chief Information Officer of Chiquita. Prior to his service with Chiquita, Mr. Zaman held leadership roles at the Procter & Gamble Company. Mr. Zaman is a past recipient of the Supply Chain Leaders of America Lifetime Achievement Award, a Member of the World 50 Executive Forums in Strategy, Supply Chain, IT and Digital Transformation, and a past member of the Board of Visitors of the University of Maryland Baltimore County and the McKinsey Analytics Council. Mr. Zaman holds a bachelor’s degree with a double major in Computer Science and Policy Studies from Dartmouth College.
We believe Mr. Zaman’s qualifications to serve on our Board include his more than 35 years of global consumer products experience. He has extensive experience working with multiple boards of directors and has led transformational, enterprise-wide change across corporate strategy, information technology, supply chain, and consumer and retail analytics.
Terence C. O’Brien, age 61, has served on our Board since March 2024 and currently serves as the CEO of TriMark USA, LLC, the largest U.S. single source provider of design services, equipment and supplies to the foodservice industry. Prior to TriMark, Mr. O’Brien was the Chief Executive Officer of Chef Holdings, the parent company to the leading U.S. food manufacturers CTI Foods, LLC and Liguia Foods, LLC. Prior to Chef Holdings, Mr. O’Brien was the CEO for CP Foods North America, where he led its financial and operational turnaround. He has also previously held senior leadership roles at Suiza Foods, Dean Foods and Frito-Lay, and during his tenure as CEO led the turnaround of Brachs Confections and Impact Confections. Mr. O’Brien has previously served on a number of food industry boards, including Bellisio Foods, CP Foods North America and American Italian Pasta Company (formerly NASDAQ: AIPC). He has also been the Chairman for the Tom Landry Fellowship of Christian Athletes Endowment Fund since 2012. Mr. O’Brien holds a Bachelor of Science degree in Mechanical Engineering from Clarkson University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.
We believe Mr. O’Brien’s qualifications to serve on our Board include his over 15 years of experience in management and sales for traditional sales route businesses and his prior service on the boards of directors of both private and public companies. Mr. O’Brien also has been involved in numerous successful corporate turnarounds (including in the roles of CEO and Senior Vice President) and has amassed a wealth of financial, operational and managerial expertise over the course of a career spanning nearly four decades.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The compensation program for our non-employee directors is intended to fairly compensate our non-employee directors for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.
The Company’s non-employee director compensation program is as follows:
Form of Non-Employee Director Compensation	Director Compensation Program
Annual Board Cash Retainer	$60,000
Committee Chair Cash Retainer	$10,000 for Nominating and Corporate Governance Committee, Strategy and Capital Allocation Committee, and Technology Committee $15,000 for Compensation Committee $20,000 for Audit Committee
Non-Chair Committee Cash Retainer	$7,500 for Compensation Committee, Nominating and Corporate Governance Committee, Strategy and Capital Allocation Committee, and Technology Committee $10,000 for Audit Committee
Chairman of the Board Cash Retainer	$75,000
Technology Liaison	$10,000
Meeting Fees	$2,000, only paid for Board or committee meetings in excess of seven in a fiscal year
Annual Equity Award Value	$95,000
Expense Reimbursement
Payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education

Other	Ad hoc committee fees are determined from time to time by the Board, as needed
The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine, in each case, subject to any blackout period under the Company’s insider trading policy. In fiscal 2024, the annual grant of restricted stock units were made on February 12, 2024. Each of Stacy Loretz-Congdon, David A. Pace, Bradley L. Radoff and Waheed Zaman Robinson received a grant of 25,885 RSUs based on the $3.67 closing price per share of our Common Stock on February 12, 2024 (for an aggregate amount of $94,997.95). Terence C. O’Brien received a grant of 24,189 restricted stock units based on the $3.60 closing price per share of our Common Stock on April 1, 2024 (for an aggregate amount of $87,080.40). Mr. O’Brien received a prorated grant because he joined the Board following the 2024 Annual Meeting. Such grants cliff vest on the earlier of the 2025 Annual Meeting or the one-year anniversary of the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the 2017 Plan and the restricted stock unit award agreement.

Stock Ownership Guidelines
Under the Company’s stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times their annual retainer, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include (to the extent applicable):
(i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the non-employee director.
Director Compensation Table
The following table sets forth non-employee director compensation for fiscal 2024:
Director	Fees Earned or Paid in Cash ($)	Stock Awards($)(1)	Total ($)
Allison M. Boersma(2)	71,456	N/A	71,456
Stacy Lorentz-Congdon	111,500	94,998	206,498
Terence C. O’Brien(3)	19,615	87,080	106,695
Alfred Poe(2)	73,456	N/A	73,456
David A. Pace	156,500	94,998	251,498
Bradley L. Radoff	104,500	94,998	199,498
John D. Robinson(2)	72,956	N/A	72,956
Waheed Zaman	109,625	94,998	204,623

(1)
Represents the full grant date fair value of restricted stock granted to each non-employee director in fiscal 2024, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2024, included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions.

(2)
None of Ms. Boersma or Messrs. Poe or Robinson received an equity grant following the 2024 Annual Meeting because they did not stand for re-election to the Board at the 2024 Annual Meeting. Ms. Boersma was appointed to the Board in 2017, Mr. Poe was appointed to the Board in 2020, and Mr. Robinson was appointed to the Board in 2021, and each served as a director until the 2024 Annual Meeting.

(3)
Mr. O’Brien was appointed to the Board in March 2024 and the value of his equity grant was prorated accordingly.

Director Indemnification
Under the Company’s Certificate of Incorporation and Bylaws, the current and former directors are entitled to indemnification and advancement of expenses from the Company to the fullest extent permitted by Delaware corporate law. The Board has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Board may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.
The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or Bylaws of the Company, or the General Corporation Law of the State of Delaware. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.
EXECUTIVE OFFICERS
The following table sets forth the executive officers of the Company as of the date hereof. At each annual meeting of the Board, the Board formally re-appoints the executive officers, and all executive officers serve at the pleasure of the Board. No executive officer has any family relationship with any director or nominee, or any other executive officer.
Name	Age	Title	Executive Officer Since
John E. Moore III(1)	54	President and Chief Executive Officer	2023
Vance Fisher	56	Chief Financial Officer	2024
Jared G. Vitemb	41	Vice President, General Counsel, Chief Compliance Officer and Secretary	2022
Thomas E. Bauer	61	Vice President, Chief Commercial Officer	2023
Matthew Coffman	44	Vice President and Controller	2024

(1)
For John E. Moore III, please see his biography under “Nominees for Election as Directors” above.

Vance Fisher was appointed Chief Financial Officer, effective June 10, 2024. Prior to joining the Company, Mr. Fisher provided financial consulting services to various businesses, primarily in the food and beverage sector. Previously, Mr. Fisher served as the Chief Financial Officer of NBC Holdings, LLC from 2019 to 2022. Prior to NBC Holdings, LLC, Mr. Fisher served as the Chief Financial Officer of Dunn’s River Brands Group, Inc. from 2018 to 2019. Mr. Fisher has also previously served as Chief Financial Officer for Tatum, LLC, from 2016 to 2018, and Daisy Brand, LLC, from 2007 to 2016. Mr. Fisher holds a Bachelors of Accountancy and a Bachelor of Business Administration in Corporate Finance from the University of Oklahoma.
Jared Vitemb joined the Company as Vice President, General Counsel, Chief Compliance Officer and Secretary in March 2022. Mr. Vitemb’s current responsibilities include overseeing the Company’s Legal, Compliance and Human Resources functions. Prior to joining the Company, Mr. Vitemb held various positions with FTS International Services, Inc., an oilfield services company, from September 2017 to March 2022, where he last served as Senior Vice President, General Counsel, Chief Compliance Officer and Secretary. From March 2014 to September 2017, Mr. Vitemb worked as an in-house attorney for Dean Foods Company, a dairy processing and distribution company. Prior to 2014, he was in private practice, primarily with the law firm of Gardere Wynne Sewell LLP in Dallas, Texas. Mr. Vitemb received a B.A. in History and a J.D. from The University of Texas.
Thomas E. Bauer joined the Company in 2023 as the head of direct store delivery (DSD). Mr. Bauer currently serves as Chief Commercial Officer, where he oversees the Company’s DSD operations, sales, logistics, and equipment services teams. Prior to joining the Company, Mr. Bauer served as the vice president of sales and national accounts at Emerald Brand and as the senior director of national accounts and central U.S. operations for DS Services. From 1999 to 2013, he served in a number of leadership positions at Standard Coffee Service Company, Community Coffee, Anheuser Busch and PepsiCo. Mr. Bauer currently serves as the vice chair on National Automatic Merchandising Association’s (NAMA) Coffee Service Committee and on the NAMA Foundation Board of Trustees. He earned a bachelor’s degree from the University of Northern Colorado.
Matthew Coffman joined the Company in 2022 as Vice President and Controller. Prior to joining the Company, from January 2019 to April 2022, Mr. Coffman served as the Director of Accounting and Financial Reporting at HMS Holdings Corp. (“HMS”), which was acquired by Gainwell Technologies, a technology services and solutions company backed by private equity firm Veritas Capital, in April 2021. Prior to joining HMS, Mr. Coffman served at PricewaterhouseCoopers LLP for over 15 years within the Capital Markets and Accounting Advisory Services practice and Audit practice, where he advised a variety of private and public companies on reporting and accounting matters and had increasing responsibility for audit engagements. Mr. Coffman’s background also includes M&A and business improvement initiatives. Mr. Coffman holds a BBA in Accounting and M.S. in Management Information Systems from Texas A&M University. Mr. Coffman is a Certified Public Accountant in the State of Texas.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives, and programs, the decisions made under those programs and factors considered by our Compensation Committee in fiscal 2024 with respect to the compensation of (i) any person who served as the Company’s principal executive officer during any part of fiscal 2024; (ii) the two most highly compensated executive officers other than the Company’s principal executive officer who were serving as executive officers at the end of fiscal 2024; and (iii) up to two additional executive officers for whom disclosure would have been provided but for the fact that such person was not serving as an executive officer at the end of fiscal 2024 (collectively, the “Named Executive Officers”).
Fiscal 2024 Named Executive Officers
Name	Title (as of June 30, 2024)
John E. Moore III	President and Chief Executive Officer
Tom Bauer	Vice President, Chief Commercial Officer
Jared G. Vitemb	Vice President, General Counsel, Chief Compliance Officer and Secretary
D. Deverl Maserang II	Former President and Chief Executive Officer
Recent Changes in Management
The Company experienced turnover of certain senior management positions during the 2024 fiscal year. Effective September 30, 2023, the Company terminated the employment of D. Deverl Maserang II, its former President and Chief Executive Officer and Scott R. Drake, its former Chief Financial Officer. The Company also terminated the employment of Amber D. Jefferson, its former Chief Human Resources Officer, effective December 1, 2023. These changes were made as part of the Company’s transition to a smaller, DSD-focused business following the disposition of its direct ship business and Northlake, Texas facility. Mr. Maserang’s duties were assumed by Mr. Moore upon his promotion to interim CEO on October 1, 2023. Mr. Drake’s duties were assigned to Brad Bollner upon his promotion to interim CFO on October 1, 2023. Prior to their appointments, Messrs. Moore and Bollner were serving with the Company as Vice President, Head of Coffee and Vice President of Finance, respectively. Ms. Jefferson’s duties were assumed by Mr. Vitemb on December 1, 2023. Vance Fisher assumed Mr. Bollner’s duties upon Mr. Fisher’s appointment as the Company’s permanent CFO on June 10, 2024.
Executive Summary
Our executive compensation programs are designed to:
•
attract, retain, and motivate talented executives with competitive pay and incentives;

•
reward positive results by aligning the economic interests of our executive officers with those of our stockholders;

•
motivate executive officers to achieve our short-term and long-term goals by providing “at risk” compensation, the value of which is ultimately based on our future performance, without creating undue risk-taking behavior nor unduly emphasizing short-term performance over long-term value creation; and

•
maintain total compensation and relative amounts of base salary, annual, and long-term incentive compensation competitive with those amounts paid by peer companies to remain competitive in the market for talent.

We believe that this design appropriately focuses our executive officers on the creation of long-term value without creating undue risk-taking behavior. We continued to focus on these key design elements in addressing the impact of and our response to the COVID-19 pandemic and its related impact on our compensation programs.
Compensation Policies and Practices — Good Governance
Consistent with our commitment to strong corporate governance, in fiscal 2024, our Board followed the compensation policies and practices described below to drive performance and serve our stockholders’ long-term interests:
What We Do
•
Our Compensation Committee is composed solely of independent directors, and regularly meets in executive session without members of management present.

•
Our Compensation Committee retains an independent compensation consultant to provide it with advice on matters related to executive compensation.

•
Our Compensation Committee regularly reviews and assesses the potential risks of our compensation policies and practices.

•
The structure of our executive compensation program includes a mix of cash and equity-based compensation, with an emphasis on performance-based compensation.

•
The competitiveness of our executive compensation program is assessed by comparison to the compensation programs of peer group companies that are similar to us in terms of industry, annual revenue, and/or other business characteristics.

•
Our clawback policy, which was amended and restated in fiscal 2024 for purposes of compliance with Section 10D of the Exchange Act and the Nasdaq listing standards, provides for the mandatory recovery of both cash- and equity-based compensation paid on the basis of the achievement of financial performance measures in the event of an accounting restatement.

•
We maintain meaningful stock ownership guidelines for directors and executive officers that promote a long-term stockholder perspective.

What We Do Not Do
•
We do not provide for excise tax gross-ups in connection with severance or other payments or benefits arising in connection with a change in control.

•
We do not provide for “single trigger” change in control payments or benefits.

•
We do not provide guaranteed base salary increases or guaranteed bonuses.

•
We do not provide supplemental pension benefits to our Named Executive Officers.

•
We do not provide excessive perquisites.

•
We do not permit (absent stockholder approval in the case of repricing/exchanging), and have not engaged in, the practice of backdating or re-pricing/exchanging stock options.

•
We do not allow directors or executive officers to hedge or short sell Company stock.

•
We do not allow directors or executive officers to pledge shares as collateral for a loan or in a margin account.

Results of Recent Advisory Votes, Stockholder Outreach and Changes for 2024
Every year, the Company provides stockholders with the opportunity for an annual vote to approve its executive compensation program on an advisory basis.
As described in last year’s proxy statement, the Compensation Committee made several material changes to our executive compensation program that took effect during fiscal 2023 and even more significant changes to our executive compensation program for fiscal year 2024 based largely on the metrics and design that our stockholders told us they prefer to see. We intend to continue to seek and respond to stockholder concerns regarding our executive compensation in future years. Our new LTI program for fiscal year 2024 for NEOs consists of the following design features:
•
A new peer group that includes smaller companies to orient the Compensation Committee towards a total group that more closely reflects the size of the Company following the disposition of our direct ship business.

•
A mix of 50% time-based Restricted Stock Units (“RSUs”) and 50% Performance-based Restricted Stock Units (“PBRSUs”).

•
The PBRSUs granted in fiscal 2024 measure return on invested capital (“ROIC”) based on the achievement of certain thresholds over a three-year period. The ROIC component of the PBRSUs accounts for 75% of the total award, and the TSR modifier accounts for the remaining 25%.

•
The ROIC thresholds over the fiscal 2024 to fiscal 2026 performance period are as follows: (1) an annualized average ROIC of 4.3% for a minimum threshold and a 50% payout; (2) an annualized average ROIC of 6.1% for a target threshold and a 100% payout; and (3) an annualized average ROIC of 7.9% for a maximum threshold and a 200% payout.

•
The move to ROIC as the principal measure in our LTI program for fiscal 2024 awards differentiates from the Adjusted EBITDA metric that we use in our STI program.

•
The switch to a cumulative 3-year performance metric based on ROIC was based on feedback from our stockholder outreach program, as shareholders expressed a view the PBRSU metric should differ from the STI metric and that ROIC is important for the Company to focus on.

•
A TSR modifier that can modify amounts earned by adjusted ROIC performance by a factor of 0.80x to 1.5x. ROIC will be measured over three years and generate a payout factor at the end of the three years based on the ROIC achievement over that time period. This payout factor will then be subject to modification based on the Company’s absolute cumulative three-year as follows:

Absolute 3-year Cumulative TSR	Modification Factor
≤ 25.0%	0.8x
-25.0% to +24.9%	1.0x
+25.0% to +49.9%	1.20x
+50.0% to +99.9%	1.33x
≥ 100%	1.50x
The purpose of the absolute TSR modifier above is to incentivize achievement of improved shareholder returns over a three-year period.
Oversight of the Executive Compensation Program
Compensation Committee
Under its charter, the Compensation Committee has the duty, among other things, to assess the overall executive compensation structure of the Company, including the compensation for our President and Chief

Executive Officer and each of our other Named Executive Officers. In exercising this authority, the Compensation Committee determines the forms and amount of executive compensation appropriate to achieve the Compensation Committee’s strategic objectives, including base salary, bonus, incentive or performance-based compensation, equity awards and other benefits.
Compensation Consultant
The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2024, the Compensation Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant (“Meridian”) to provide advisory and consulting services relating to the Company’s executive officer and director compensation programs, consultation regarding short-term and long-term incentive plan design, consultation regarding CEO pay ratio disclosure, and consultation regarding corporate governance practices and general Compensation Committee matters and processes. In fiscal 2024, the Compensation Committee also engaged Meridian to help determine the compensation of our President and Chief Executive Officer, as well as our other Named Executive Officers.
Meridian provided no other services to the Company or its affiliates during fiscal 2024 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.
Management’s Role in Establishing Compensation
The compensation of the Named Executive Officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers, and taking into account the input of the Nominating and Corporate Governance Committee and Chairman regarding performance of our President and Chief Executive Officer. The Compensation Committee has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. In fiscal 2024, our President and Chief Executive Officer, Chief Human Resources Officer and General Counsel routinely attended the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the General Counsel, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other Named Executive Officer is present during the portion of the meeting at which the Compensation Committee considers their compensation. The Compensation Committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.
Benchmarking and Peer Group Companies
The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation but also considers competitive compensation practices and other relevant factors based on the members’ collective experience in setting pay. Accordingly, the Compensation Committee does not generally establish compensation at specific benchmark percentiles.
When setting compensation, the Compensation Committee considers other factors in addition to market data, including:
•
individual performance;

•
impact on long-term stockholder value creation;

•
impact on development and execution of Company strategy;

•
experience and tenure in role;

•
retention;

•
trends and competitive factors impacting the labor market;

•
internal alignment;

•
the impact of macroeconomic conditions, inflationary pressures on the business and management’s actions to respond to the uncertain market in fiscal 2024; and

•
scope of responsibility.

The Compensation Committee, with the assistance of Meridian, developed and approved the following peer group for purposes of benchmarking the compensation levels of our Named Executive Officers relative to our peers and informing fiscal 2024 pay levels for our Named Executive Officers:
Beyond Meat, Inc.	Bridgford Foods Corporation
BRC, Inc.	Freshpet, Inc.
MGP Ingredients, Inc.	SunOpta, Inc.
The Duckhorn Portfolio, Inc.	The Vita Cocoa Company, Inc.
Village Farms International, Inc.	Vintage Wine Estates, Inc.
Vital Farms, Inc.	Whole Earth Brands, Inc.
The Compensation Committee evaluates our peer group annually and makes adjustments to this peer group when appropriate to reflect changes in relative size or operations of the Company or its peers, or to address changes resulting from mergers, acquisitions or other structural changes. As such, during fiscal 2024, the Compensation Committee made additional changes to the peer group set to remove larger companies and add smaller companies so that the group on the whole is closer in revenue size to Farmer Bros. Specifically, the Compensation Committee removed J&J Snack Foods Corp., Utz Brands, Inc., Hostess Brands, Inc., The Simply Good Foods Company, Calavo Growers, Inc., New Age, Inc. and John B. Sanfilippo & Son, Inc., as each of these had reported revenues greater than $1 billion at the time of the Compensation Committee’s review. The Compensation Committee then added The Vita Coco Company, Inc., BRC Inc., Vintage Wine Estates, Inc. and Village Farms International, Inc., as each had reported revenues closer to Farmer Bros. revenues at the time of the Committee’s review. These companies were used for benchmarking officer compensation for fiscal 2024 to inform fiscal 2024 pay decisions.
Fiscal 2024 Named Executive Officer Compensation Mix
In fiscal 2024, the Compensation Committee’s compensation decisions with respect to our Named Executive Officers, including the revisions to the LTI program for fiscal 2024, reflected strong alignment between pay and performance. We believe that our compensation programs were therefore also strongly aligned with the long-term interests of our stockholders.
The following charts illustrate, with respect to our President and Chief Executive Officer and our other Named Executive Officers as a group, the base salary, target short-term cash incentive compensation, and target long-term equity incentive compensation as a percentage of target total direct compensation for fiscal 2024. As shown below, a significant portion of Named Executive Officer target direct compensation is “at risk” variable compensation rather than fixed compensation, reflecting our philosophy of aligning Named Executive Officer compensation with performance generally and stockholder value creation specifically.

Key Elements of Fiscal 2024 Executive Compensation Program
Below are the key elements of the Company’s fiscal 2024 executive compensation program applicable to our Named Executive Officers.
What We Pay	Why and How We Pay It
Base Salary
•
Base salary comprises fixed cash compensation that is designed to provide a reasonable level of Company-wide and individual performance.

•
Base salaries are reviewed annually and adjusted when appropriate (increases are neither fixed nor guaranteed).

•
Competitive base salaries are a key component of attracting and retaining executive talent.

Short-Term Cash Incentives
•
Annual cash incentives constitute variable “at risk” compensation, payable in cash based on Company-wide and individual performance. These awards are designed to reward achievement of annual financial objectives as well as near term strategic objectives that create momentum that is expected to foster the long-term success of the Company’s business.

•
Company-wide metrics and targets are derived from, and intended to promote, our near-term business strategy.

•
Individual targets are consistent with our focus on both quantitative and qualitative priorities and thereby reward both attainment of objective metrics and individual contributions.

Long-Term Incentives
•
RSUs, as well as PBRSUs subject to both performance- and time-based vesting conditions, are designed to create direct alignment with stockholder objectives, provide a focus on long-term value creation, retain critical talent over extended timeframes and enable key employees to share in value creation.

•
Performance-based award metrics and targets align with long-term business strategy as well as stock price appreciation creating shareholder value.

Severance Benefits
•
Severance benefits provide income and health insurance protection to our Named Executive Officers in connection with certain involuntary terminations of employment. These severance benefits are designed to enable the Named Executive Officers to focus on the best interests of the Company and its stockholders, including in circumstances that may jeopardize the individual’s job security.

•
Enhanced severance benefits are available if the termination of employment occurs in connection with a change in control to ensure continued focus on the best alternatives for the Company and its stockholders, free from distractions caused by personal uncertainties associated with the heightened risk to job security that arises for senior executives in the transactional context.

•
Severance benefits are also key to attracting and retaining key talent.

Retirement and Welfare Benefits
•
A standard complement of retirement, health, welfare and insurance benefits, offered to our Named Executive Officers on terms generally similar to those available to other employees, provides important protections and stability for our Named Executive Officers and their families that help enable our Named Executive Officers to remain focused on their work responsibilities.

What We Pay	Why and How We Pay It
• These are generally low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.
Perquisites
•
We provide limited perquisites as well as relocation assistance, each intended to facilitate the operation of the Company’s business and to assist the Company in recruiting and retaining key executives.

•
These are also low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Base Salary
Consistent with the established executive compensation philosophy and objectives described above, and utilizing the peer comparisons provided by Meridian, the Compensation Committee approved fiscal 2024 annual base salaries for the Named Executive Officers as shown in the table below.
Named Executive Officers	Fiscal 2024 Annual Base Salary(1)	Fiscal 2023 Annual Base Salary(1)	Annual Base Salary Percentage Change
John E. Moore III(2)	$450,000	$275,000	65%
Tom Bauer	$325,000	$275,000	18%
Jared G. Vitemb	$315,000	$315,000	0%
D. Deverl Maserang II(3)	$714,000	$714,000	0%

(1)
Annual base salary as of the end of the applicable fiscal year.

(2)
Mr. Moore joined the Company as Vice President, Head of Coffee, effective June 5, 2023, was appointed interim Chief Executive Officer, effective October 1, 2023, and was subsequently appointed as the Company’s permanent President and Chief Executive Officer, effective January 31, 2024.

(3)
Mr. Maserang’s employment with the Company was terminated, effective September 30, 2023.

Short-Term Cash Incentives for Fiscal 2024
Fiscal 2024 awards were designed to place a significant portion of each Named Executive Officer’s annual cash compensation “at risk” and were designed to align the near-term focus of our Named Executive Officers with our business goals for the relevant period.
For the fiscal 2024 Short-Term Cash Incentive Program, the Compensation Committee used adjusted EBITDA as the relevant performance metric and set a minimum threshold for achievement (described below) which, if achieved, the Compensation Committee believed would reflect a meaningful level of Company profitability and would be aligned with our strategic plan to deliver long-term value to our stockholders. Generating EBITDA is critically important during this time in the Company’s history which is why adjusted EBITDA was the primary performance metric for the fiscal 2024 annual cash incentive program.
For this purpose, “adjusted EBITDA” was defined loss from continuing operations excluding the impact of: (i) income tax expense (benefit); (ii) interest expense; (iii) depreciation and amortization expense; (iv) 401(k) and share-based compensation expense; (v) net gains from sales of assets; (vi) severance costs; (vii) loss related to sale of business; and (viii) gain on settlement with Boyd’s sellers (for more information, see Note 21. Preferred Stock, of the Notes to Consolidated Financial Statements included in the Original Filing).
In fiscal 2024, our Named Executive Officers received no short-term incentive awards as the Company did not achieve its threshold adjusted EBTIDA performance goal.

The following table shows such achievement compared to the Company-wide performance threshold for fiscal 2024.
Metric	Threshold Goal	Target	Maximum	Actual Achievement	Actual Achievement Compared to Target Performance	Payout for Fiscal 2024 Company- wide Performance
	60%	100%	200%
Adjusted EBITDA	$8,700,000	$14,500,000	$16,500,000	$558,000	0%	0%
The following table shows such target achievement compared to actual earned short-term cash incentive for fiscal 2024.
Named Executive Officers	Short-Term Cash Incentive Target (% of Base Salary)	Short-Term Cash Incentive Target ($ amount)	Short-Term Cash Incentive Earned
John E. Moore III	100%	$450,000	$0
Tom Bauer	60%	$195,000	$0
Jared G. Vitemb	60%	$189,000	$0
D. Deverl Maserang II	100%	$714,000	$0
Long-Term Incentive Compensation
Awards
The fiscal 2024 long-term incentives were designed to be competitive with market and directly align our incentives with our long-term business priorities and compensation outcomes to Company performance and shareholder interests. The Compensation Committee believes that the fiscal 2024 long-term incentive program facilitates strong pay for performance alignment in that the RSUs only appreciate in value to the extent that the stock price appreciates, and the PBRSUs only vest to the extent that the performance goals are achieved, placing the emphasis on stock price and stockholder alignment on internal Company performance and business strategy. The Compensation Committee also believes that long-term incentives serve as a retention tool for key executives, which is particularly important in this competitive market for talent.
Our practice historically has been to grant annual normal-cycle long-term incentive awards generally in the second quarter of the fiscal year, with interim grants for new hires and promotions after the annual grant date being made on the first day of the calendar month following the hire or promotion, as applicable.
Fiscal 2024 Awards
Restricted Stock Units
In fiscal 2024, except for the inducement grants described below under the caption “John E. Moore III Promotional Grants,” all of the RSUs granted to each of our Named Executive Officers were made under the Amended and Restated 2017 Long-Term Incentive Plan (the “2017 Plan”) and vest ratably over three years, with one-third of the total number of shares subject to each such RSUs vesting on each of the first three anniversaries of the grant date, contingent on continued employment.
Performance-Based Restricted Stock Units
In fiscal 2024, the PBRSUs granted to our Named Executive Officers under the 2017 Plan cliff vest at the end of the three-year performance period based upon achievement of ROIC (as defined above for purposes of fiscal 2023 cash incentive) performance goals for the performance period July 1, 2024 through June 30, 2026.
For fiscal 2024, performance against ROIC targets for each year will determine a payout factor for that year which can range from 0% to 200% of target. At the end of the 3-year performance period, the average payout factor for each of the three one-year ROIC measurement periods will be calculated. This three-year average payout factor for ROIC performance is then subject to modification based on Farmer Bros. three-year TSR, which is applied to the preliminary payout factor determined by the ROIC target to determine a final payout factor between 0% and 225% of target for the full 3-year measurement period for PBRSUs. No PBRSUs can be earned or paid prior to the conclusion of the full three-year measurement period when the final full three-year achievement is determined.
Our performance goals for ROIC are based on business forecasts and relevant expectations reflecting our strategic plans and aspirations to grow our business. The Compensation Committee has historically established aggressive, yet achievable performance goals intended to motivate the Company’s executive officers to achieve internal goals and results that will benefit the Company’s stockholders, while maintaining strong alignment between pay and performance. Actual achievement of the three-year performance goals for the PBRSU awards granted in fiscal 2024 will be reflected in our proxy statement that reports the payouts at the end of the three-year performance period.
John E. Moore III Promotional Grants
In connection with his hiring on June 5, 2023, Mr. Moore received an inducement grant material to his entering into employment with the Company (the “Inducement Award”), which was made under the Farmer Bros. Co. 2020 Inducement Incentive Plan (the “Inducement Award Plan”). Mr. Moore’s inducement grant consisted of 24,916 RSUs, which vest ratably over three years, with one-third of the total number of shares subject to each such RSUs vesting on each of the first three anniversaries of the grant date, contingent on his continued employment.
In connection with his appointment as Interim CEO on October 1, 2023, Mr. Moore received a grant of 37,735 RSUs under the 2017 Plan to compensate Mr. Moore for the additional duties that he would be undertaking as Interim CEO.
Following his permanent appointment as President and CEO on January 31, 2024, Mr. Moore received the following awards, each of which was granted under the 2017 Plan: (i) a top-up grant of 91,961 RSUs; and (ii) a top-up grant of 91,961 PBRSUs, which are subject to the same performance goals described above under the caption “Performance-Based Restricted Stock Units.”
In addition, Mr. Moore received 122,615 PRBSUs in connection with his permanent appointment as President and CEO. The performance goal applicable to these PBRSUs shall be met, upon the earliest to occur of the following: (a) the first date following February 12, 2024 on which the volume-weighted average price per share of the Company’s Common Stock (as reported on the NASDAQ Global Select Market or such other stock exchange or national market that constitutes the principal trading market for the Common Stock) over the immediately preceding ninety (90) consecutive trading days was greater than or equal to six dollars ($6.00) per share (the “VWAP Target”), or (b) the occurrence of a Change in Control pursuant to which the Company’s Common Stock is valued at six dollars ($6.00) per share or more (the “Change in Control Target”). These PBRSUs shall expire if neither the VWAP Target nor the Change in Control Target has been met by June 30, 2026.
Change in Control Severance Agreements
The Company is party to severance agreements with each of the Named Executive Officers. During fiscal 2023, the Company adopted and approved certain revisions to the form of severance agreement for executive officers, and on June 30, 2023, entered into new severance agreements with each Named Executive Officer, other than Mr. Maserang, on such form (each, a “Severance Agreement” and collectively, the “Severance Agreements”). The Severance Agreements superseded and replaced the prior change in control severance agreement in place between the Company and the related Named Executive Officer, effective as of June 30, 2023. A detailed description of the severance benefits each Named Executive Officer is due to receive based on their Employment Agreement and/or Severance Agreement is set forth below under the heading “Named Executive Officer Compensation-Potential Payments Upon Termination or Change in Control.”
These agreements were entered into, and continue in effect, to achieve the following objectives: (a) assure the Named Executive Officers’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (b) assure the Named Executive Officers’ objectivity with respect to stockholders’ interests in a change in control scenario; (c) assure the fair treatment of the Named Executive Officers in the event of a termination without cause or resignation for good reason following a following a change in control; (d) formalize the Company’s historic severance practices in the event of a termination without cause or resignation with good reason outside of a change in control; and (e) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided if there is a qualifying termination of employment (“single trigger”), either by us (other than for “Cause,” disability or death), or by the Named Executive Officer in connection with a resignation for “Good Reason” (as each term is defined in the Severance Agreements).
Retirement and Welfare Benefits
The Named Executive Officers receive the same welfare benefits as those received by our employees generally, including medical, dental, life, disability and accident insurance.
The Named Executive Officers are eligible on the same basis as our employees generally to participate in the Company’s 401(k) plan. The value of the Named Executive Officers’ 401(k) balances depends solely on the performance of investment alternatives selected by the applicable Named Executive Officer from among the alternatives offered to all participants. All investment options in the 401(k) are market-based, meaning there are no “above-market” or guaranteed rates of return.
The Company match was made in Common Stock to help the Company manage its cash position as it emerged from the impacts of COVID-19. The stock match was replaced with a cash match, effective January 1, 2024. The Company made the decision to temporarily discontinue the cash matching program on August 1, 2024, and the Company does not currently have a 401(k) matching program.
Perquisites
We believe that offering certain limited perquisites facilitates the operation of our business, allows our Named Executive Officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our Named Executive Officers are generally consistent with practices among companies in our peer group.
It is the Company’s and the Compensation Committee’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.
Compensation Policies and Practices
Stock Ownership Guidelines
The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. Under the stock ownership guidelines, an executive officer is not permitted to sell any shares of Common Stock received as a result of grants under the Company’s long-term incentive plans unless the executive officer achieves and maintains the applicable threshold share ownership level set forth in the table below. Further, under the stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times his or her annual cash retainer for service on the Board, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include: (i) shares of Common Stock owned outright by the executive officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the executive officer or non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the executive officer or non-employee director.

Position	Value of Shares Owned
Chief Executive Officer	4x base salary
Other Executive Officers	2x base salary
Non-Employee Directors	4x Annual Cash Retainer
Clawback Policy on Executive Compensation in Restatement Situations
In August 2023, for purposes of compliance with Section 10D of the Exchange Act and the Nasdaq listing standards, the Compensation Committee approved the Company’s Amended and Restated Policy on Executive Compensation in Restatement Situations (the “Clawback Policy”). The Clawback Policy provides that, in the event the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws, the Company will recover (on a pre-tax basis) the amount of incentive-based compensation received by its current and former executive officers in excess of the amount of incentive-based compensation that would have been received had it been determined based on the restated amount, subject to limited exceptions.
Accounting Standards
Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of share-based compensation awards. Grants of stock options, restricted stock and PBRSUs under the Company’s long-term incentive plans are accounted for under FASB ASC Topic 718. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.
Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
John E. Moore III(1) President and Chief Executive Officer	2024	346,538	—	1,499,296	—	—	100,086	1,945,920
Tom Bauer(2) Vice President, Chief Commercial Officer	2024	291,346	—	217,800	—	—	5,034	514,180
Jared G. Vitemb Vice President, General Counsel, Secretary and Chief Compliance Officer	2024	315,000	157,500	217,800	—	—	23,470	713,770
	2023	310,961	—	224,998	—	—	16,759	552,718
D. Deverl Maserang II(3) Former President and Chief Executive Officer	2024	205,962	—	—	—	—	1,045,937	1,251,899
	2023	704,846	—	1,499,994	—	—	9,900	2,214,740

(1)
Mr. Moore joined the Company as Vice President, Head of Coffee, effective June 5, 2023, was appointed interim Chief Executive Officer, effective October 1, 2023, and was subsequently appointed as the Company’s permanent President and Chief Executive Officer, effective January 31, 2024. Mr. Moore also became a director on January 24, 2024. Mr. Moore was not a Named Executive Officer in fiscal 2023.

(2)
Mr. Bauer joined the Company in 2023 as the Vice President of Direct Store Delivery and currently serves as the Company’s Chief Commercial Officer. Mr. Bauer was not a Named Executive Officer in fiscal 2023.

(3)
Mr. Maserang’s employment with the Company was terminated, effective September 30, 2023.

Salary (Column C)
The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated, prorated based on applicable start dates during the fiscal year or the dates of resignation or termination. The amounts shown include amounts contributed by the employee to the Company’s 401(k) Plan.
Bonus (Column D)
The amounts reported in column D represent bonuses received by Mr. Vitemb during fiscal 2024 in connection with his entry into a Retention Agreement with the Company, pursuant to which he received $157,500 as a one-time cash payment on September 13, 2023 following execution of the agreement.
Stock Awards (Column E)
The amounts in column E include the aggregate grant date fair value of the annual RSU and/or PBRSU awards, as applicable, received by such Named Executive Officer for each reported fiscal year. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2024 included in our 2024 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.
For annual PBRSU awards in each of fiscal 2024 and fiscal 2023, we have reported the fair value of the award based upon the probable satisfaction of the performance conditions as of the grant date. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2023 would have been $1,687,492 for Mr. Maserang. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2024 would have been $1,233,606 for Mr. Moore, $245,025 for Mr. Bauer, and $245,025 for Mr. Vitemb. These amounts do not reflect the Company’s expense for accounting purposes for these awards, and do not represent the actual value that may be realized by the Named Executive Officers. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Amendment.
Non-Equity Incentive Plan Compensation (Column G)
The amounts reported in column G represent the aggregate dollar value of the annual incentives earned by the Named Executive Officers under the 2017 Plan for fiscal 2022 under the short-term incentive plan for the relevant fiscal year. As a result of the Company’s failure to achieve threshold levels of performance in fiscal 2023 and fiscal 2024, no payouts are reported for any of the Named Executive Officers during those periods. In accordance with SEC rules, the actual annual incentive amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these annual incentive amounts are paid in the subsequent fiscal year.

All Other Compensation (Column H)
The amounts reported in column H include the following:
All Other Compensation(1)
Name	Year	Company Contributions to 401(k) Plan ($)(2)	Relocation Expense ($)(3)	Payments Under Severance Agreements ($)(4)
John E. Moore III President and Chief Executive Officer	2024	4,570	95,515	—
Tom Bauer Vice President, Chief Commercial Officer	2024	5,034		—
Jared G. Vitemb Vice President, General Counsel, Secretary and Chief Compliance Officer	2024	23,470	—	—
	2023	16,759		—
D. Deverl Maserang II Former President and Chief Executive Officer	2024	937	—	1,045,000
	2023	9,900	—	—

(1)
Except as set forth in the table, the total value of all perquisites and other personal benefits received by each of our Named Executive Officers did not exceed $10,000 in fiscal 2024 and has been excluded from the table.

(2)
Represents the Company’s contribution under the 401(k) including the Company matching contribution and the Qualified Non-elective Contribution (QNEC). Company contributions (and any earnings thereon) are 100% vested. The QNEC contributions are given in Company Common Stock.

(3)
The figure presented in this column for Mr. Moore reflects relocations expenses paid on behalf of the Company in connection with Mr. Moore’s move from New York to Texas.

(4)
Represents severance payments made to Mr. Maserang in connection with termination of his employment. See “Severance Agreements” below for more information.

Total Compensation (Column I)
The amounts reported in column I are the sum of columns C through H for each of the Named Executive Officers.
Fiscal 2024 Grants of Plan-Based Awards
The following table sets forth, for each of our Named Executive Officers, the plan-based awards granted to each of our Named Executive Officers during fiscal 2024.

The following table sets forth, for each of our Named Executive Officers, the plan-based awards granted to each of our Named Executive Officers during fiscal 2024.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Name and Award Type	Grant Date	Threshold ($)(3)	Target ($)(3)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John E. Moore III President and Chief Executive Officer
RSU Inducement Award	07/03/2023							24,916			74,997
RSU	09/13/2023							37,735			81,508
RSU	11/13/2023							45,000			108,900
PBRSU	11/13/2023					45,000	101,250				108,900
RSU								91,961			337,497
PBRSU	02/12/2024					91,961	206,912				337,497
PBRSU	02/12/2024					122,615	122,615				449,997
Tom Bauer Vice President, Chief Commercial Officer
RSU								45,000			108,900
PBRSU						45,000	101,250				108,900
Jared G. Vitemb Vice President, General Counsel, Secretary and Chief Compliance Officer
RSU								45,000			108,900
PBRSU						45,000	101,250				108,900
D. Deverl Maserang II Former President and Chief Executive Officer
	—	—	—	—	—	—	—	—	—	—	—

(1)
Represents PBRSU awards granted to our Named Executive Officers in fiscal 2024 which cliff vest as described above based upon achievement of return on invested capital performance goals and TSR for the performance period of July 1, 2023 through June 30, 2026, except for the grant of 122,615 PBRSUs to John Moore which vest upon the achievement of the stock price target described above.

(2)
Reflects the grant date fair value of restricted stock and PBRSU awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2024, included in our 2024 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The amount reported for PBRSU awards is based upon the probable satisfaction of the performance conditions as of the grant date.

(3)
Represents annual cash incentive opportunities under the Short-Term Cash Incentive Program based on the Company’s achievement of certain metrics, as determined by the Compensation Committee. Our Named Executive Officers received no cash payout under the Short-Term Cash Incentive Program in fiscal 2024. Annual cash incentive awards earned by our Named Executive Officers for performance in respect of a fiscal year are paid during the subsequent fiscal year. Such earned awards are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth summary information regarding the outstanding equity awards at June 30, 2024 granted to each of our Named Executive Officers.
	Option Awards					Stock Awards
Name and Award Type	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John E. Moore III President and Chief Executive Officer
RSU Inducement Award	—	—	—	—	—	24,916	66,775	—	—
FY 2023 RSU	—	—	—	—	—	37,735	101,130	—	—
FY 2023 RSU	—	—	—	—	—	45,000	120,600	—	—
FY 2023 PBRSU	—	—	—	—	—	—	—	45,000	120,600
FY 2023 RSU	—	—	—	—	—	91,961	246,455	—	—
FY 2023 PBRSU	—	—	—	—	—	—	—	91,961	246,455
FY 2023 PBRSU	—	—	—	—	—	122,615	328,608	—	—
Tom Bauer Vice President, Chief Commercial Officer
FY 2023 RSU	—	—	—	—	—	6,654	20,936	—	—
FY 2024 RSU	—	—	—	—	—	45,000	120,600
FY 2024 PBRSU	—	—	—	—	—			45,000	120,600
Jared G. Vitemb Vice President, General Counsel, Secretary and Chief Compliance Officer
FY 2022 RSU	—	—	—	—	—	31,034	83,171	—	—
FY 2023 RSU	—	—	—	—	—	11,719	31,407
FY 2023 CRSU	—	—	—	—	—	11,719	31,407
FY 2024 RSU	—	—	—	—	—	45,000	120,600
FY 2024 PBRSU	—	—	—	—	—			45,000	120,600
D. Deverl Maserang II(5) Former President and Chief Executive Officer

(1)
Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(2)
Restricted stock units vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(3)
The market value was calculated by multiplying the closing price of our Common Stock on June 28, 2024 ($2.68) by the number of shares of Common Stock underlying the unvested RSUs or PBRSUs.

(4)
PBRSU awards cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of performance goals for the three-year performance, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 225% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee. The target number of PBRSUs is presented in the table.
(5)
Mr. Maserang’s employment with the Company was terminated, effective September 30, 2023. In connection with his termination, the Compensation Committee of the Board approved the partial acceleration of vesting of an award of 117,187 RSUs that were granted to Mr. Maserang on November 1, 2022 so that 35,806 RSUs vested in full on September 30, 2023. These RSUs represent approximately 92% of the RSUs that were originally scheduled to vest on November 1, 2023 if Mr. Maserang had remained employed on such date. All of Mr. Maserang’s remaining outstanding and unvested equity awards were forfeited in connection with his termination.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
John E. Moore III President and Chief Executive Officer	—	—	—	—
Tom Bauer Vice President, Chief Commercial Officer	—	—	3,326	9,945
Jared G. Vitemb Vice President, General Counsel, Secretary and Chief Compliance Officer	—	—	5,859	14,706
D. Deverl Maserang II Former President and Chief Executive Officer	—	—	249,311	589,785
Pension Benefits
None of our Named Executive Officers are entitled to payments or other benefits at, following, or in connection with retirement.
Change in Control and Termination Arrangements
The Company previously entered into change in control severance agreements with each of the Named Executive Officers other than Mr. Maserang. On June 30, 2023, Messrs. Moore, Vitemb, and Bauer (each, an “Executive”) entered into Severance Agreements with the Company on the revised form approved by the Compensation Committee, each of which superseded and replaced the prior change in control severance agreement in place between the Company and the related Executive, effective as of June 30, 2023.
The severance obligations paid to Mr. Maserang under that certain Maserang Employment Agreement in connection with his termination are further described below.
Severance Agreements
Under the Severance Agreements, if an Executive is terminated other than for “Cause” (as defined below) or resigns for “Good Reason” (as defined below) (each, a “Qualifying Termination”), in each case during the period beginning on the effective date of a “Change in Control” (as defined below) and ending on the first anniversary of such date (such period, the “Change in Control Period”), then such Executive will be eligible to receive the following severance benefits (less applicable tax withholdings), as further described in and payable pursuant to the terms of the related Severance Agreement:

•
Accrued benefits, including earned but unpaid salary, bonus payment for the previous fiscal year (if any), vacation time and reimbursements, payable in a lump sum on the first regular pay date following the Executive’s separation from service;

•
A payment of an amount equal to two (2) times the sum of base salary and the amount the executive would pay on an annual basis for COBRA, payable in a lump sum within the fifteen (15) day period following the Qualifying Termination;

•
A lump sum payment equal to a pro-rated portion of target bonus, payable in a lump sum within the fifteen (15) day period following the Qualifying Termination; and

•
Up to $20,000 in outplacement services.

If an Executive experiences a Qualifying Termination outside of the Change in Control Period, then such Executive will be eligible to receive the following severance benefits (less applicable tax withholdings), as further described in and payable pursuant to the terms of the related Severance Agreement:
•
Accrued benefits, including earned but unpaid salary, bonus payment for the previous fiscal year (if any), vacation time and reimbursements, payable in a lump sum payment on the first regular pay date following the Executive’s separation from service, subject to the limitations described in the related Severance Agreement;

•
An amount equal to the sum of base salary and the amount the executive would pay on an annual basis for COBRA, payable in regular bi-weekly installments on the Company’s regular pay dates, commencing on the first regular pay date following the Executive’s separation from service; and

•
A payment equal to a pro-rated portion of annual bonus based on actual performance, payable on the date such payments are made to similarly situated employees, but in no event later than September 15 of the year following such Executive’s separation from service.

To receive the severance benefits above upon a Qualifying Termination, the Executive must sign and not revoke a general release of claims in favor of the Company by the deadline set forth in the related Severance Agreement.
In addition, if an Executive experiences a separation from service on account of death or disability, then such Executive or such Executive’s estate, as applicable, will be eligible to receive the following severance benefits (less applicable tax withholdings), as further described in and payable pursuant to the terms of the related Severance Agreement:
•
Accrued benefits, including earned but unpaid salary, bonus payment for the previous fiscal year (if any), vacation time and reimbursements, payable in a lump sum payment on the sixtieth (60th) calendar day following the Executive’s separation from service; and

•
A payment in an amount equal to twelve times the monthly cost for COBRA, payable in a lump sum payment on the sixtieth (60th) calendar day following the Executive’s separation from service.

If any of the payments provided for under the Severance Agreements or otherwise payable to any Executive would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the related excise tax under Section 4999 of the Internal Revenue Code, then such Executive will be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to such Executive.
The Severance Agreements each have a one-year term and provide for automatic renewal for additional one-year periods thereafter, unless the Company or the related Executive provides notice of non-renewal to the other party.

For purposes of the Severance Agreements:
•
A “Change in Control” generally will be deemed to have occurred at any of the following times:

•
Upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then-outstanding Common Stock or the combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors;

•
Upon the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to hold shares of Common Stock representing at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction); or

•
At the time individuals who were members of the Board at the effective time of the Severance Agreement (or whose election, or nomination for election, was approved by a vote of at least a majority of the members of the Board at the effective time of the Severance Agreement, but excluding any such individual whose initial election or assumption of office occurs as a result of either an actual or threatened election contest) cease for any reason to constitute at least a majority of the Board.

•
“Cause” means (a) the willful and continued failure of the executive to perform the executive’s material job duties with the Company and/or its subsidiaries (other than any such failure resulting from becoming disabled), after a written demand for substantial performance is delivered to the executive by the Company which specifically identifies the manner in which the Company believes that the executive has not substantially performed the executive’s duties and the executive has had an opportunity for thirty (30) days to cure such failure after receipt of such written demand; (b) engaging in an act (whether by act or omission) of willful misconduct, fraud, embezzlement, misappropriation or theft which results in damage to the Company and/or its subsidiaries; (c) conviction of the executive of, or the executive pleading guilty or nolo contendere to, a felony (other than a violation of a motor vehicle or moving violation law) or a misdemeanor if such misdemeanor (A) is reasonably expected to or actually causes material damage to the Company and/or its subsidiaries; or (B) involves the commission of a criminal act against the Company and/or its subsidiaries; or (d) the breach by the executive of any material provision of, or inaccuracy in any material respect of any representation made by the executive in, the Company’s policies or any agreement to which the executive is party with the Company or its affiliates, that is not cured within thirty (30) days of written notice from the Company setting forth with reasonable particularity such breach or inaccuracy, provided that, if such breach or inaccuracy is not capable of being cured within 30 days after receipt of such notice, the executive shall not be entitled to such cure period.

•
“Good Reason” means, without the executive’s consent: (a) a material reduction in the executive’s base salary, other than pursuant to a reduction applicable to all executives or employees of the Company generally; (b) a move of the executive’s primary place of work more than fifty (50) miles from its current location; or (c) a material diminution in the executive’s normal duties and responsibilities, including, but not limited to, the assignment without the executive’s consent of any diminished duties and responsibilities which are inconsistent with the executive’s positions, duties and responsibilities with the Company and/or its subsidiaries on the date of the Severance Agreement, or a materially adverse change in the executive’s reporting responsibilities or titles as in effect on the date of the Severance Agreement, or any removal of the executive from or any failure to re-elect the executive to any of such positions, except in connection with the termination of the executive’s employment for Cause or upon death, the executive becoming disabled, voluntary resignation or other termination of employment by the executive without Good Reason; provided that, in each case, the executive must provide at least thirty (30) days’ prior written notice of termination for Good Reason within thirty (30) days after the occurrence of the event that the executive claims constitutes Good Reason, and the Company shall have the opportunity to cure such circumstances within thirty (30) days of receipt of such notice. For the avoidance of doubt, Good Reason shall not exist hereunder unless and until the 30-day cure period following receipt by the Company of the executive’s written notice expires and the

Company shall not have cured such circumstances, and in such case the executive’s employment shall terminate for Good Reason on the day following expiration of such 30-day notice period.
In the event of a Named Executive Officer’s termination of employment other than for “Cause” or due to death or “Disability”, or in the event of a Named Executive Officer’s “Resignation for Good Reason” (each, as defined in the Severance Agreements), in each case, in connection with a Change in Control or Threatened Change in Control, each of the Named Executive Officers will be entitled to the payments and benefits shown in the tables below.
Maserang Employment Agreement
Under the Maserang Employment Agreement, Mr. Maserang was eligible to receive severance payments in the event of his termination without Cause (as defined in the Maserang Employment Agreement) or resignation with Good Reason (as defined in the Maserang Employment Agreement), whether or not in connection with a change in control. Upon the occurrence of either of the aforementioned events, contingent upon the execution and non-revocation of a general release of claims in favor of the Company by Mr. Maserang by the deadline set forth in the Maserang Employment Agreement, Mr. Maserang would have been eligible to receive the following severance benefits (less applicable tax withholdings), as further described in and payable pursuant to the terms of the Maserang Employment Agreement:
•
The sum of his base salary then in effect and his target annual bonus for the fiscal year in which his separation from service occurs, payable in equal installments for a period of twelve (12) months;

•
Partially Company-paid COBRA coverage under the Company’s health plan for himself and his spouse for a period of twelve (12) months following his separation from service;

•
An annual bonus for the fiscal year in which his separation from service occurs, based on actual achievement against the Performance Criteria (as defined in the Maserang Employment Agreement), prorated for the period that Mr. Maserang was employed during the relevant fiscal year; and

•
If such termination occurs after the end of the fiscal year, but before any bonus for the fiscal year is paid, then the payment of any such earned bonus.

Potential Payments Upon Termination or Change in Control
The following table sets forth the estimated payments and benefits that would be provided to our Named Executive Officers upon termination or a change in control, assuming the trigger event took place on June 30, 2024, except for Mr. Maserang, for whom the table reports what he received in connection with his departure from the Company during fiscal 2024. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control, and therefore the actual amounts may vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.
Name	Termination Without Cause or Resignation for Good Reason Outside of Change in Control Period(1)	Termination Without Cause or Resignation for Good Reason Within Change in Control Period(2)	Termination for Cause or Resignation Absent Good Reason
John E. Moore III President and Chief Executive Officer
Base Salary Continuation(3)	450,000	900,000	0
Annual Incentive Payments(4)	0	0	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	0	534,960	0
Value of Accelerated PBRSUs(5)	0	367,055	0
Health and Dental Insurance	22,065	22,065	0
Outplacement Services	0	20,000	0
Total Pre-Tax Benefit	472,065	1,844,080	0

Name	Termination Without Cause or Resignation for Good Reason Outside of Change in Control Period(1)	Termination Without Cause or Resignation for Good Reason Within Change in Control Period(2)	Termination for Cause or Resignation Absent Good Reason
Tom Bauer Vice President, Chief Commercial Officer
Base Salary Continuation(3)	325,000	650,000	0
Annual Incentive Payments(4)	0	0	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	0	138,433	0
Value of Accelerated PBRSUs(5)	0	120,600	0
Health and Dental Insurance	14,022	14,022	0
Outplacement Services	0	20,000	0
Total Pre-Tax Benefit	339,022	943,055	0
Jared G. Vitemb Vice President, General Counsel, Secretary and Chief Compliance Officer
Base Salary Continuation(3)	315,000	630,000	0
Annual Incentive Payments(4)	0	0	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	0	266,585	0
Value of Accelerated PBRSUs(5)	0	120,600	0
Health and Dental Insurance	21,137	21,137	0
Outplacement Services	0	20,000	0
Total Pre-Tax Benefit	336,137	1,058,322	0
D. Deverl Maserang II Former President and Chief Executive Officer
Base Salary Continuation(3)	1,455,000	—	—
Annual Incentive Payments(4)	0	—	—
Value of Accelerated Stock Options	0	—	—
Value of Accelerated Restricted Stock(6)	92,380	—	—
Value of Accelerated PBRSUs	0	—	—
Health and Dental Insurance	13,173	—	—
Outplacement Services	0	—	—
Total Pre-Tax Benefit	1,560,553	—	—

(1)
“Change in Control Period” has the meaning set forth in the Severance Agreements.

(2)
“Change in Control Period” has the meaning set forth in the Severance Agreements.

(3)
Amounts include Named Executive Officer’s base salary as well as amounts such Named Executive Officer would pay on an annual basis for COBRA.

(4)
Because the Company did not meet its fiscal 2024 adjusted EBITDA target, no annual incentives are payable pursuant to the Severance Agreements.

(5)
This row reports the intrinsic value of unvested portions of the Named Executive Officer’s PBRSUs that would accelerate in the scenarios described above. This value is calculated by multiplying $2.68 (the closing price of our Common Stock as reported by the Nasdaq Global Select Market on June 28, 2024, the hypothetical acceleration date) by the number of PBRSUs subject to the accelerated portion of the award.

(6)
In connection with Mr. Maserang’s termination, the Compensation Committee of the Board approved the partial acceleration of vesting of an award of 117,187 RSUs that were granted to Mr. Maserang on November 1, 2022 so that 35,806 RSUs vested in full on September 30, 2023. These RSUs represent approximately 92% of the RSUs that were originally scheduled to vest on November 1, 2023 if Mr. Maserang had remained employed on such date. Otherwise, all of Mr. Maserang’s remaining outstanding and unvested equity awards were forfeited in connection with his termination.

Value of Accelerated Vesting of Equity Awards
Under the terms of the Named Executive Officers’ outstanding awards, in the event of death or “Disability” (as defined in the applicable plan):
•
a pro rata portion of any unvested restricted stock units will vest; and

•
outstanding PBRSU awards will remain outstanding and the participant will be eligible to earn a pro-rata portion of the number of PBRSU awards that would have been earned based on actual performance through the end of the performance period (amounts shown in the tables above assume 100% of the target PBRSU awards were earned at the end of the performance period).

Under the applicable award agreement, if a Change in Control (as defined in the applicable plan) occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the applicable plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. In the case of PBRSU awards, the vested shares will be a prorated number of the target PBRSU awards. The amounts in the tables above assume all awards were continued, converted, assumed, or replaced in connection with a Change in Control.
If there is a Change in Control and the Named Executive Officer’s employment is terminated by the Company without Cause or by the participant for Good Reason, in either case, within twenty-four months following the Change in Control:
•
100% of any unvested restricted stock or restricted stock units will vest; and

•
the target number of PBRSU awards will be deemed to have immediately vested as of the date of termination of service.

The value of accelerated awards shown in the tables above was calculated using the closing price of our Common Stock on June 28, 2024 ($2.68).
Under the applicable plan, the Plan Administrator also has discretionary authority regarding accelerated vesting of awards in certain circumstances. The amounts in the tables above assume such discretionary authority was not exercised.
Company Benefit Plans
The tables and discussion above do not reflect the value of accrued and unused paid days off, disability benefits under the Company’s group health plan, the value of retiree medical, vision and dental insurance benefits, and group life insurance, if any, that would be paid and/or provided to each Named Executive Officer following termination of employment, because, in each case, these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of the Named Executive Officers.
CEO to Median Employee Pay Ratio
In accordance with applicable SEC rules, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees, excluding our CEO. For fiscal 2024, as calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the annual total compensation of our CEO was $1,945,920 as disclosed in the “Summary Compensation Table”, the median of the annual total compensation of our employees other than the CEO was $66,044, and the ratio of our CEO’s annual total compensation to the median of the annual total compensation of our other employees was 29.5 to 1.
We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We determined our median employee based on total direct compensation paid to all of our employees (consisting of approximately 922 individuals active as of June 30, 2024) for the fiscal year ended June 30, 2024. Total direct compensation was calculated using internal human resources records and included base salary (wages earned based on our payroll records), cash incentive awards earned for the period, and the annual grant date fair value of long-term incentive awards during fiscal 2024.

Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table sets forth (i) total compensation paid to Mr. Maserang, our former principal executive officer (“PEO”), and Mr. Moore, our current PEO, for the last four fiscal years presented, as set forth in our Summary Compensation Table (“SCT”), (ii) CAP to our PEO, (iii) average total compensation paid to our other NEOs, excluding Mr. Maserang and Mr. Moore, as set forth in the SCT for such fiscal year, and (iv) average CAP to our other NEOs, in each case as calculated in accordance with Item 402(v) of Regulation S-K, and (v) certain Company performance measures for the periods indicated. Compensation actually paid, or “CAP,” is an amount calculated using methodology prescribed by SEC rules and differs from the compensation actually received by our named executive officers. The Compensation Committee does not utilize CAP as a basis for making compensation decisions. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please refer to the Compensation Discussion & Analysis.
Pay Versus Performance Table
Year(1)	Summary Compensation Table Total for PEO (former)	Summary Compensation Table Total for PEO (current)	Compensation Actually Paid to PEO (former)(2)(3) ($)	Compensation Actually Paid to PEO (current)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based on TSR ($)	Net Income (GAAP)(4) ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)
2024	1,251,899	1,945,920	425,268	1,882,628	613,975	634,881	36.51	(3,875)
2023	2,214,740	—	201,865	—	700,306	307,900	37.74	(79,180)
2022	3,292,209	—	(1,451,470)	—	915,235	365,754	63.90	(16,255)

(1)
The NEOs included in the above table for each covered fiscal year are as follows:

Year	1st PEO	2nd PEO	Non-PEO NEOs
2024	D. Deverl Maserang II	John E. Moore III	Jared G. Vitemb and Tom Bauer
2023	D. Deverl Maserang II	N/A	Scott R. Drake, Amber D. Jefferson, Ruben E. Inofuentes, Maurice S.J. Moragne and Jared G. Vitemb
2022	D. Deverl Maserang II	N/A	Scott R. Drake, Ruben E. Inofuentes, Maurice S.J. Moragne and Amber D. Jefferson.

(2)
The following table details the applicable adjustments that were made to determine compensation actually paid to our PEO and non-PEO NEOs (on average), calculated in accordance with Item 402(v) of Regulation S-K. To determine CAP, the amounts reported in the “Total” column of the SCT for the applicable year were adjusted as follows:

	2024		2023		2022
	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Summary Compensation Table (SCT) Total	1,251,899	613,975	2,214,740	700,306	3,292,209	915,235
Less Stock Award Value Reported in SCT for the Covered Year	(1,458,931)	(217,800)	(1,499,994)	(294,996)	(2,006,755)	(368,747)
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	1,230,624	241,200	649,216	103,429	1,056,305	233,293
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	—	(3,278)	(461,188)	(37,495)	(3,177,131)	(305,802)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	—	—	0	0	0	0
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	(34,521)	784	(700,909)	(52,201)	(132,863)	(81,645)
Less Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	(956,928)	—	0	(111,143)	(483,235)	(26,579)
CAP	425,268	634,881	201,865	307,900	(1,451,470)	365,754
Current CEO — John E. Moore III
	2024
	PEO ($)	Average Non- PEO NEOs ($)
Summary Compensation Table (SCT) Total	1,945,920	613,975
Less Stock Award Value Reported in SCT for the Covered Year	(1,293,916)	(217,800)
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	1,230,624	241,200
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	—	(3,278)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	—	—
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	—	784
Less Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	—	—
CAP	1,882,628	634,881

(3)
The assumptions we used to calculate the values for restricted stock performance and performance share awards included in the calculation of “compensation actually paid” did not differ materially from those used to calculate grant date fair value for such awards.

(4)
Values shown are in thousands.

Relationship Between Pay and Performance
The graph below reflects, for each fiscal year presented, the relationship between the compensation actually paid to our PEO and non-PEO NEOs (on average), and the Company’s cumulative indexed TSR:

Compensation Actually Paid vs. TSR
Compensation Actually Paid
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$0.00
-$500,000.00
-$1,000,000.00
-$1,500,000.00
-$2,000,000.00
Cumulative Indexed TSR
70
60
50
40
30
20
10
0
2022
2023
2024
PEO (former)
PEO (current)
Average for Non-PEO NEOs
TSR

The graph below reflects, for each fiscal year presented, the relationship between the compensation actually paid to our PEO and our non-PEO NEOs (on average) and the Company’s net income (loss).

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$0.00
-$500,000.00
-$1,000,000.00
-$1,500,000.00
-$2,000,000.00
Net Income
$0
-$10,000,000
-$20,000,000
-$30,000,000
-$40,000,000
-$50,000,000
-$60,000,000
-$70,000,000
-$80,000,000
-$90,000,000
2022
2023
2024
PEO (former)
PEO (current)
Average for Non-PEO NEOs
Net Income

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth information as of June 30, 2024 with respect to the shares of Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of June 30, 2024. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options, warrants and rights.
Plan Category	Number of Shares to be Issued Upon Exercise / Vesting of Outstanding Options or Rights(2)	Weighted Average Exercise Price of Outstanding Options(3)	Number of Shares Remaining Available for Future Issuance(4)
Equity compensation plans approved by stockholders(1)	1,225,479	$17.75	1,719,363
Equity compensation plans not approved by stockholders(5)	268,815	N/A	2,919
Total	1,494,294		1,722,282

(1)
Includes shares issued under the Amended and Restated 2007 Long-Term Incentive Plan, and its predecessor plan, the Farmer Bros. Co. 2007 Omnibus Incentive Plan (together, the “Prior Plans”) and the 2017 Plan. The 2017 Plan succeeded the Prior Plans. On the Effective Date of the 2017 Plan, the Company ceased granting awards under the Prior Plans; however, awards outstanding under the Prior Plans will remain subject to the terms of the applicable Prior Plan.

(2)
Includes shares that may be issued upon the achievement of certain financial and other performance criteria as a condition to vesting in addition to time-based vesting pursuant to PBRSUs granted under the 2017 Plan. The PBRSUs included in the table include the maximum number of shares that may be issued under the awards. Under the terms of the awards, the recipient may earn between 0% and 225% of the target number of PBRSUs depending on the extent to which the Company meets or exceeds the achievement of the applicable financial performance goals.

(3)
Does not include outstanding PBRSUs.

(4)
The 2017 Plan authorizes the issuance of (i) 3,550,000 shares of Common Stock plus (ii) the number of shares of Common Stock subject to awards under the Prior Plans that are outstanding as of the Effective Date and that expire or are forfeited, cancelled or similarly lapse following the Effective Date. Subject to certain limitations, shares of Common Stock covered by awards granted under the 2017 Plan that are forfeited, expire or lapse, or are repurchased for or paid in cash, may be used again for new grants under the 2017 Plan. Shares of Common Stock granted under the 2017 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares. In no event will more than 3,550,000 shares of Common Stock be issuable pursuant to the exercise of incentive stock options under the 2017 Plan. The 2017 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance shares and other stock- or cash-based awards to eligible participants. Non-employee directors of the Company and employees of the Company or any of its subsidiaries are eligible to receive awards under the 2017 Plan. If the Plan Amendment is adopted, the Company’s consultants would also be eligible to receive awards under the 2017 Plan.

(5)
Consists of grants made under the Inducement Award Plan, which in accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules (“Rule 5635(c)(4)”) permits grants of up to 300,000 shares of Common Stock to newly hired employees who have not previously been a member of the Board, or to an employee who is being rehired following a bona fide period of non-employment by the Company or a subsidiary, as a material inducement to the employee’s entering into employment with the Company or its subsidiary. Subject to certain limitations, shares of Common Stock covered by awards granted under the Inducement Award Plan that are forfeited, expire or lapse, or are repurchased for or paid in cash, may be used again for new grants under the 2017 Plan. The Inducement Award Plan allows for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and dividend equivalents.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of December 11, 2024 by (i) each of our current directors and director nominees, (ii) each of our executive officers required to be listed pursuant to Item 402 of Regulation S-K, (iii) all of our current directors, director nominees and executive officers as a group, and (iv) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent (5%) of our outstanding Common Stock, based on 21,351,396 shares of Common Stock outstanding as of December 11, 2024.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in these footnotes, each of the individuals or entities listed below has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock. Unless otherwise indicated below, the address for each natural person listed below is c/o Farmer Bros. Co., 14501 N Fwy, Fort Worth, Texas 76177.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Non-Employee Directors and Nominees:
Stacy Loretz-Congdon	68,664	*
David A. Pace	41,252	*
Bradley L. Radoff(2)	429,974	2.0%
Waheed Zaman	40,636	*
Terry O’Brien	0	*
Shaun Mara	0	*
Named Executive Officers:
D. Deverl Maserang II(3)	334,849	1.6%
Jared G. Vitemb(4)	20,214	*
John E. Moore III(5)	27,136	*
Tom Bauer(6)	13,687	*
All directors, nominees and current executive officers as a group (10 individuals):	976,412	4.6%
Greater than 5% Stockholders:
Mario J. Gabelli, GAMCO Investors, Inc. and Affiliated Parties(7)	1,541,692	7.2%
James C. Pappas, Aron R. English, and Affiliated Parties(8)	1,965,797	9.2%
Farmer Bros. Co. 401(k) Plan(9)	2,121,334	9.9%

(1)
Percent of class is calculated based on 21,351,396 outstanding shares of Common Stock, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act, as of December 11, 2024 and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)
Includes 280,000 shares of common stock held directly by Mr. Radoff and 125,000 shares of Common Stock held indirectly by Mr. Radoff through The Radoff Family Foundation. The principal address of The Radoff Family Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

(3)
Includes 10,090 shares of Common Stock held indirectly by Mr. Maserang through the Company’s 401(k), rounded to the nearest whole share.

(4)
Includes 8,558 shares of Common Stock held indirectly by Mr. Vitemb through the Company’s 401(k).

(5)
Includes 1,484 shares of Common Stock held indirectly by Mr. Moore through the Company’s 401(k).

(6)
Based solely on an amendment to Schedule 13D filed on February 9, 2024, according to which (i) Mario J. Gabelli may be deemed to beneficially own 1,541,692 of these shares, (ii) Gabelli Funds, LLC may be deemed to beneficially own 286,583 of these shares, (iii) GAMCO Asset Management, Inc. may be deemed to beneficially own 779,300 of these shares and (iv) Teton Advisors, Inc. may be deemed to beneficially own 475,809 of these shares. The principal address of each of the aforementioned parties is One Corporate Center, Rye, New York 10580.

(7)
Based solely on an amendment to Schedule 13D filed on August 16, 2024, according to which (i) Aron R. English may be deemed to beneficially own 1,964,536 of these shares, (ii) 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, and 22NW GP, Inc. may each be deemed to beneficially own 1,955,526 of these shares, and (iii) Bryson O. Hirai-Hadley may be deemed to beneficially own 1,261 of these shares. The principal address of each of Aron R. English, 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, 22NW GP, Inc. and Bryson O. Hirai-Hadley is 590 1st Ave. S, Unit C1, Seattle, Washington 98104.

(8)
This information is based on the Company’s records and includes 2,121,334 shares of Common Stock that are held in the 401(k) and allocated to a participant’s account (“allocated shares”) as of December 11, 2024, and includes the 16,987 shares of Common Stock beneficially owned by the Company’s executive officers. The 401(k) Trustee votes allocated shares as directed by such participant or beneficiary of the 401(k). The present member of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the 401(k), is Mr. Vitemb. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the 401(k) except for those, if any, that have been allocated to the member as a participant in the 401(k). The principal address of the 401(k) is c/o Farmer Bros. Co., 14501 N Fwy, Fort Worth, Texas 76177.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board has selected Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending June 30, 2025 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Grant Thornton has served as the Company’s independent registered public accounting firm since December 2021. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Grant Thornton to stockholders for ratification because the Company believes it is a matter of good corporate governance practice. If the Company’s stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Grant Thornton but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.
Vote Required
The affirmative vote of a majority of the shares of Common Stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereat is required to ratify the selection of Grant Thornton. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF GRANT
THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking your vote, on an advisory (non-binding) basis, on the compensation paid to our Named Executive Officers as described in the Compensation Discussion and Analysis and the compensation tables and accompanying narrative disclosure. Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Named Executive Officers. Consistent with our compensation philosophy and objectives, our executive compensation program for our Named Executive Officers has been designed to align the interest of our Named Executive Officers with those of our stockholders, and to reward our leadership for, and incentivize them towards, increasing stockholder value.
We urge our stockholders to review the Compensation Discussion and Analysis section of this
Proxy Statement and the related executive compensation tables for more information.
Vote Required
The approval of the advisory (non-binding) vote to approve the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.
The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.
We currently conduct annual advisory votes on executive compensation. Unless the Board modifies this policy, the next advisory vote on executive compensation will be held at our 2026 Annual Meeting.
Recommendation
The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately, has taken into account the opinions expressed by our stockholders, and aligns our executives’ interests with our stockholders’ interests to support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE
THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
ADVISORY VOTE TO APPROVE
THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES
TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
As part of the Board’s commitment to excellence in corporate governance, and as required by Section 14A(a)(2) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board is providing our stockholders with an opportunity to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. In this Proposal No. 4, we are seeking an advisory, non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. Our current practice is to provide advisory votes to approve the compensation of our named executive officers every year.
In 2011, the Board adopted a policy providing for annual advisory votes on executive compensation, and the Board continues to believe than an advisory vote on executive compensation that occurs every year is most appropriate for the Company. We believe that it is important to give our stockholders the opportunity to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that annual votes will facilitate the highest level of accountability to and communication with our stockholders. Further, an annual vote clearly ties the advisory vote on executive compensation to the current year’s compensation disclosure and avoids the potential for confusion that exists with a biennial or triennial vote as to which year stockholders are being asked to evaluate and vote on.
Vote Required
The advisory (non-binding) vote to approve the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. If none of the frequency alternatives (one year, two years or three years) receives the vote of a majority of the shares present or represented by proxy and entitled to vote on the matter, we will consider the highest number of votes cast by stockholders to be the frequency that has been selected by our stockholders. Abstentions will have no effect on the proposal. Broker non-votes will not affect the outcome of the proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
Consistent with current rules of the SEC under the Exchange Act, our proxy holders will have discretionary authority to vote in accordance with the Board’s frequency vote recommendation for proxy cards that are returned with no selection made relating to the frequency vote.
While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue, and will consider the outcome of the vote and those opinions when determining the frequency with which advisory votes on executive compensation should be held. The Board may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.
Recommendation
For the reasons discussed above, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore, our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. Stockholders are not voting to approve or disapprove the Board’s recommendation, but rather to indicate their choice among these frequency options. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, or three years, or abstain.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE,
ON AN ADVISORY (NON-BINDING) BASIS TO HAVE THE VOTES ON EXECUTIVE COMPENSATION
EVERY “ONE YEAR” FOR THE REASONS STATED ABOVE.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review and Approval of Related Person Transactions
Under the Company’s written Policies and Procedures for the Review, Approval or Ratification of Related Person Transactions, a related person transaction may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to:
(i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, nominee for director or executive officer of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and (iii) any immediate family member, as defined in the policy, of, or sharing a household with, any of the foregoing persons. For purposes of the policy, a related person transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, specifically including indebtedness and guarantees of indebtedness and transactions involving employment, consulting or similar arrangements, between the Company and any of the foregoing persons since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant or a party, in which the amount involved exceeds $120,000, and in which any of the foregoing persons had or will have a direct or indirect material interest.
The Company will maintain a related person master list to assist in identifying related person transactions, which will be distributed by the Company’s General Counsel to the Company’s executive officers; the function or department managers responsible for purchasing goods or services for the Company and its subsidiaries; the director of accounts payable and the director of accounts receivable for the Company and its subsidiaries; and any other persons whom the Audit Committee, the Chief Compliance Officer or the General Counsel may designate.
Upon referral by the Chief Compliance Officer, General Counsel or Secretary of the Company, any proposed related person transaction will be reviewed by the Audit Committee for approval or disapproval based on the following:
•
The materiality of the related person’s interest, including the relationship of the related person to the Company, the nature and importance of the interest to the related person, the amount involved in the transaction, whether the transaction has the potential to present a conflict of interest, whether there are business reasons for the Company to enter the transaction, and whether the transaction would impair the independence of any independent director;

•
Whether the terms of the transaction, in the aggregate, are comparable to those that would have been reached by unrelated parties in an arm’s length transaction;

•
The availability of alternative transactions, including whether there is another person or entity that could accomplish the same purposes as the transaction and, if alternative transactions are available, there must be a clear and articulable reason for the transaction with the related person;

•
Whether the transaction is proposed to be undertaken in the ordinary course of the Company’s business, on the same terms that the Company offers generally in transactions with persons who are not related persons; and

•
Such additional factors as the Audit Committee determines relevant.

Following review, the Audit Committee will approve or ratify in writing any related person transaction determined by the Audit Committee to be in, or not inconsistent with, the best interests of the Company and its stockholders.
The Audit Committee may impose conditions or guidelines on any related person transaction, including, but not limited to: (i) conditions relating to on-going reporting to the Audit Committee and other internal reporting; (ii) limitations on the amount involved in the transaction; (iii) limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest. Any member of the Audit Committee who has or whose immediate family member has an interest in the transaction under discussion will abstain from voting on the approval of the related person transaction, but may, if so requested by the Chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related person transaction.
The Audit Committee will direct the Company’s executive officers to disclose all related person transactions approved by the Audit Committee to the extent required under applicable accounting rules, Federal securities laws, SEC rules and regulations, and Nasdaq Listing Rules.
Related Person Transactions
The Company did not have any related person transactions in fiscal 2024.
Director Independence
At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee, including pursuant to Rule 5605 of the Nasdaq Listing Rules, and affirmatively determines whether each director or nominee qualifies as independent. This review includes the submission of responses to a thorough questionnaire by each of our directors or director nominees.
The Board believes that stockholder interests are best served by having a number of objective, independent representatives on the Board. For this purpose, a director or nominee will be considered to be “independent” only if the Board affirmatively determines that the director or nominee has no relationship with respect to the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, pursuant to Rule 5605 of the Nasdaq Listing Rules, our Board must determine that an independent director has no material relationship with us other than as a director. The standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with us or our independent registered public accounting firm. The standards also prohibit Audit Committee members from having any direct or indirect financial relationship with us and restrict both commercial and not-for-profit relationships between us and each director. We may not give personal loans or extensions of credit to our directors, and all directors are required to deal at arm’s length with us and our subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.
In making its independence determinations, the Board reviewed transactions, relationships, behavior and arrangements between each director and nominee, or any member of his or her immediate family, and us or our subsidiaries based on information provided by the director or nominee, our records and publicly available information. The Board made the following independence determinations (the transactions, relationships and arrangements reviewed by the Board in making such determinations are set forth in the footnotes below):
Director	Status
Shaun Mara	Independent
Stacy Loretz-Congdon	Independent
John E. Moore, III	Not Independent(1)
Terence C. O’Brien	Independent
David A. Pace	Independent
Bradley L. Radoff	Independent
Waheed Zaman	Independent

(1)
Mr. Moore serves as the Company’s President and Chief Executive Officer.

AUDIT MATTERS
Audit Committee Report
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2024.
The Audit Committee has discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”) (Dallas, Texas, PCAOB ID Number 248), the matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton that firm’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s 2024 Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors
Stacy Loretz-Congdon, Chair
Bradley L. Radoff
Waheed Zaman
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed by Grant Thornton for fiscal 2023 and 2024, respectively, for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table. The Audit Committee approved all audit and permissible non-audit services provided by Grant Thornton in accordance with the pre-approval policies and procedures described below.
	Fiscal 2024 Grant Thornton	Fiscal 2023 Grant Thornton
Audit fees(1)	$722,653	$783,836
Audit-related fees(2)	$0	$0
Tax fees(3)	$0	$0
All other fees(4)	$0	$0
Total fees	$722,653	$783,836

(1)
“Audit Fees” are fees paid for the audit of the Company’s annual consolidated financial statements included in its Form 10-K and review of financial statements included in the Form 10-Q’s, for the audit of the Company’s internal control over financial reporting, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2023 and fiscal 2024 consisted of fees associated with the audit of the Company’s annual financial statements, the audit of internal control over financial reporting, the review of the Company’s quarterly reports on Form 10-Q, services associated with SEC registration statements, and accounting advisory services in connection with the impact of new accounting standards.

(2)
“Audit-Related Fees” represent fees for assurance and related services that are traditionally performed by Grant Thornton. No audit-related fees were paid to Grant Thornton for fiscal 2023 or fiscal 2024.

(3)
“Tax Fees” are fees for tax compliance, planning, advice and consultation services, including state tax representation and miscellaneous consulting on federal and state taxation matters. No tax fees were paid to Grant Thornton for fiscal 2023 or fiscal 2024.

(4)
No other fees were paid to Grant Thornton for fiscal 2023 or fiscal 2024.

Pre-Approval of Audit and Non-Audit Services
Under the Farmer Bros. Co. Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
In the first quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year. The Audit Committee is also asked to provide general pre-approval for certain audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current fiscal year consistent with the SEC’s rules on auditor independence. If the Company wishes to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. Pre-approval of any engagement by the Audit Committee is required before the independent auditor may commence any engagement.
In fiscal 2024, there were no fees paid to Grant Thornton under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

OTHER MATTERS
Annual Report and Form 10-K
The 2024 Annual Report to Stockholders (which includes the Company’s Form 10-K and Form 10-K/A for the year ended June 30, 2024) accompanies this Proxy Statement. Unless otherwise stated herein, the 2024 Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. Stockholders may obtain, without charge, a copy of the Company’s 2024 Form 10-K and Form 10-K/A, filed with the SEC, including the financial statements included therein, without the accompanying exhibits, by writing to: Farmer Bros. Co., 14501 N Fwy, Fort Worth, Texas 76177, Attention: General Counsel. The Company’s Form 10-K and Form 10-K/A for the year ended June 30, 2024 are also available online at the Company’s website, www.farmerbros.com. A list of exhibits is included in the Company’s Form 10-K and Form 10-K/A for the fiscal year ended June 30, 2024 and exhibits thereto are available from the Company upon the payment of the Company’s reasonable expenses in furnishing them.
Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy for consideration at the 2026 Annual Meeting. To be eligible for inclusion in the Company’s 2026 proxy statement, stockholder proposals must be received by the Company at its principal executive offices no later than August 25, 2025 and must otherwise comply with Rule 14a-8; provided, however, that in the event the that the 2026 Annual Meeting is called for a date that is more than 30 days before or after the anniversary date of the Annual Meeting, then within a reasonable time before the Company begins to print and send its proxy materials for the 2026 Annual Meeting. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to the Company’s Bylaws
The Company’s Bylaws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s proxy statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2026 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than October 7, 2025, and no later than November 6, 2025, and must comply with the other provisions of the Company’s Bylaws summarized below; provided, however, that in the event that the 2026 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of the 2026 Annual Meeting was made, whichever first occurs.
The Bylaws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons

(including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person (virtually) or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person (virtually) or by proxy at the annual meeting to bring such business before the meeting.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than December 1, 2025, provided, however, if the date of the 2026 Annual Meeting has changed by more than 30 calendar days from the date of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.
You may write to the Secretary of the Company at the Company’s principal executive offices, 14501 N Fwy, Fort Worth, Texas 76177, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 14501 N Fwy, Fort Worth, Texas 76177, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (682) 549-6600, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.
Forward-Looking Statements
Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2024 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in Part I, Item 1.A., Risk Factors and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations of our 2024 Form 10-K, as well as other factors described from time to time in our other filings with the SEC.
Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, severe weather, levels of consumer confidence in national and local economic business conditions, developments related to pricing cycles and volumes, the impact of labor shortages, the increase of costs due to inflation, an economic downturn caused by any pandemic, epidemic or other disease outbreak, decreased consumer spending, the success of our turnaround strategy, the impact of capital improvement projects, the adequacy and availability of capital resources to fund our existing and planned business operations and our capital expenditure requirements, our ability to meet financial covenant requirements in our Credit Facility, which could impact, among other things, our liquidity, the relative effectiveness of compensation-based employee incentives in causing improvements in our performance, the capacity to meet the demands of our customers, the extent of execution of plans for the growth of our business and achievement of financial metrics related to those plans, our success in retaining and/or attracting qualified employees, our success in adapting to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, including any effects from inflation, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in our 2024 Form 10-K and other factors described from time to time in our other filings with the SEC.
By Order of the Board of Directors
December 23, 2024
Jared G. Vitemb
Vice President, General Counsel,
Chief Compliance Officer and Secretary

SCAN TOVIEW MATERIALS & VOTE FARMER BROS. CO. 14501 N FWYFORT WORTH, TEXAS 76177 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 3, 2025 for shares held directly and by 11:59 p.m. Eastern Time on January 28, 2025 for shares held by the 401(K) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FARM2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 3, 2025 for shares held directly and by 11:59 p.m. Eastern Time on January 28, 2025 for shares held by the 401(K) Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V60510-P21997 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.FARMER BROS. CO. The Board of Directors recommends you vote FOR the following:1.Election of DirectorsNominees:For Withhold The Board of Directors recommends you vote FOR proposals 2 and 3 and ONE YEAR on proposal 4: For Against Abstain 1a.Shaun Mara!!2. To ratify the selection of Grant Thornton LLP as the Company's independent registered accounting firm for the fiscal year ending June 30, 2025.!!!1b.John E. Moore III!!3.To hold an advisory (non-binding) vote to approve the!!!1c.Terence C. O'Brien!!compensation paid to the Company's named executiveofficers.1 Year2 Years3 YearsAbstain1d.1e.David A. PaceBradley L. Radoff!!!!4.To hold an advisory (non-binding) vote on! votes to approve the compensation paid to the Company’s named executive officers.!!!1f.Waheed Zaman!!NOTE: Such other business as may properly come before the Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V60511-P21997 FARMER BROS. CO.Annual Meeting of Stockholders February 4, 2025 2:00 PM, CSTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) John E. Moore III, Vance Fisher, and Jared Vitemb, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FARMER BROS. CO. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online at 2:00 PM, CST on February 4, 2025, at www.virtualshareholdermeeting.com/FARM2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side